UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BENEFITFOCUS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of June 7, 2014

Annual Meeting and

2014 Proxy Statement

100 Benefitfocus Way

Charleston, South Carolina 29492

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 7, 2014

To the Stockholders of Benefitfocus, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Benefitfocus, Inc. will be held on June 7, 2014, at our principal executive offices located at 100 Benefitfocus Way, Charleston, South Carolina 29492 at 1:00 p.m. EDT. The meeting is called for the following purposes:

1.	To elect the two Class I directors named in the Proxy Statement for a three-year term expiring in 2017 or until their successors have been elected and qualified;

2.	To approve an amendment to the Benefitfocus.com, Inc. 2012 Stock Plan, as amended, to provide for performance-based awards of restricted stock and restricted stock units that comply with Internal Revenue Code Section 162(m);

3.	To approve the Benefitfocus, Inc. Management Incentive Bonus Program; and

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

If you were a stockholder of record of Benefitfocus common stock as of the close of business on April 14, 2014, you are entitled to receive this Notice and vote at the Annual Meeting of Stockholders and any adjournments or postponements thereof, provided that the board of directors may fix a new record date for an adjourned meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at our principal executive offices in Charleston, South Carolina during ordinary business hours in the 10-day period preceding the meeting for any purposes related to the meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish these proxy materials (including an electronic Proxy Card for the meeting) and our 2013 Annual Report (including our 2013 Annual Report on Form 10-K) to stockholders via the Internet. On or about April 25, 2014, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2013 Annual Report to Stockholders and how to vote. We believe that posting these materials on the Internet enables us to provide stockholders with the information they need to vote more quickly, while lowering the cost and reducing the environmental impact of printing and delivering annual meeting materials.

You are cordially invited to attend the meeting. Whether or not you expect to attend, the board of directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the meeting.

By Order of the Board of Directors of Benefitfocus, Inc.,

/s/ Mason R. Holland, Jr.
Mason R. Holland, Jr.
Executive Chairman of the Board

Charleston, South Carolina
Dated: April 25, 2014

BENEFITFOCUS, INC.

Proxy Statement

for the

Annual Meeting of Stockholders

To Be Held June 7, 2014

Exhibit A – Benefitfocus.com, Inc. 2012 Stock Plan, as amended, including Appendix with Additional Provisions Applicable to Restricted Stock and Restricted Stock Unit Awards

Exhibit B – Benefitfocus, Inc. Management Incentive Bonus Program

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BENEFITFOCUS, INC.

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 7, 2014

Information Concerning Solicitation and Voting

This Proxy Statement is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of the board of directors for use at the Annual Meeting of Stockholders to be held on June 7, 2014 at 1:00 p.m. EDT at our principal executive offices located at 100 Benefitfocus Way, Charleston, South Carolina 29492, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 14, 2014 are entitled to notice of and to vote at the meeting.

In accordance with the rules of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the Notice, this Proxy Statement, our 2013 Annual Report to Stockholders, including financial statements, and a Proxy Card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on April 25, 2014. We mailed a Notice of Internet Availability of Proxy Materials on or about April 25, 2014 to our stockholders of record and beneficial owners as of April 14, 2014, the record date for the meeting. This Proxy Statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card or Voter Instruction Card that you will receive in response to your request.

Each holder of our common stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the meeting. Stockholder votes will be tabulated by persons appointed by the board of directors to act as inspectors of election for the meeting.

We bear the expense of soliciting proxies. Our directors, officers, or employees may also solicit proxies personally or by telephone, telegram, facsimile, or other means of communication. We do not intend to pay additional compensation for doing so. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.

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QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING

Q:	Who may vote at the meeting?

A:	The board of directors set April 14, 2014 as the record date for the meeting. If you owned shares of our common stock at the close of business on April 14, 2014, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of April 14, 2014, there were 25,083,480 shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the 2014 Annual Meeting of Stockholders.

If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. In that case, the Notice of Internet Availability of Proxy Materials or proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instructions included in the Notice of Internet Availability or proxy materials.

Q:	What is the quorum requirement for the meeting?

A:	A majority of our outstanding shares of capital stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•	Are present and entitled to vote in person at the meeting; or

•	Properly submitted a Proxy Card or Voter Instruction Card.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Each proposal listed in this Proxy Statement identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the meeting?

A:	The three proposals to be voted on at the meeting are as follows:

1.	To elect the two Class I directors named in the Proxy Statement for a three-year term expiring in 2017 or until their successors have been elected and qualified;

2.	To approve an amendment to the Benefitfocus.com, Inc. 2012 Stock Plan, as amended, to provide for performance-based awards of restricted stock and restricted stock units that comply with Internal Revenue Code Section 162(m); and

3.	To approve the Benefitfocus, Inc. Management Incentive Bonus Program.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.

Q:	Can I access these proxy materials on the Internet?

A:	Yes. The Notice of Annual Meeting, Proxy Statement, and 2013 Annual Report to Stockholders (including the 2013 Annual Report on Form 10-K), are available for viewing, printing, and downloading at www.proxyvote.com. Our Annual Report on Form 10-K for the year ended December 31, 2013 is also available under the About – Investor Relations – Financial Information – Annual Meeting Materials section of our website at www.benefitfocus.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the meeting.

Q:	How may I vote my shares in person at the meeting?

A:	If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	If your common stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•	Via the Internet by accessing the proxy materials on the secured website www.proxyvote.com and following the voting instructions on that website;

•	Via telephone by calling toll free 1-800-690-6903 and following the recorded instructions; or

•	By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability and completing, dating, signing and returning the Proxy Card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. EDT on June 6, 2014. Of course, you can always come to the meeting and vote your shares in person. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by the board of directors, as permitted by law.

Q:	How can I change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•	Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 100 Benefitfocus Way, Charleston, South Carolina 29492 at or before the taking of the vote at the meeting;

•	Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 100 Benefitfocus Way, Charleston, South Carolina 29492 at or before the taking of the vote at the meeting;

•	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

•	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 p.m. EDT on June 6, 2014 (your latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

Q:	Where can I find the voting results of the meeting?

A:	We will announce the preliminary voting results at the meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the meeting.

Q:	For how long can I access the proxy materials on the Internet?

A:	The Notice of Annual Meeting, Proxy Statement, 2013 Annual Report to Stockholders, and Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are also available, free of charge, in PDF and HTML format under the About – Investor Relations – Financial Information – Annual Meeting Materials section of our website at www.benefitfocus.com and will remain posted on this website at least until the conclusion of the meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our board of directors currently consists of seven members and is divided into three classes, the members of which each serve for a staggered three-year term or until a successor has been elected and qualified. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting for a full three-year term. Our Class I directors, Shawn A. Jenkins and Joseph P. DiSabato, have been nominated to fill a three-year term expiring in 2017. The two other classes of directors, who were elected or appointed for terms expiring at the annual meetings in 2015 and 2016, respectively, will remain in office.

If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, the proxy holder will vote the proxies received by it for the two Class I nominees named below, each of whom is currently a director and each of whom has consented to be named in this Proxy Statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, your proxy will be voted for any nominee designated by the board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of directors. Therefore, it is important that you vote.

The name of and certain information regarding each Class I nominee as of April 14, 2014 is set forth below, together with information regarding our directors remaining in office. This information is based on data furnished to us by the nominees and directors. There is no family relationship between any director, executive officer or person nominated to become a director or executive officer. The business address for each nominee for matters regarding the Company is 100 Benefitfocus Way, Charleston, South Carolina 29492.

Class I Director Nominees with Terms Expiring in 2017

Name	Age	Position(s) with Benefitfocus	Director Since
Shawn A. Jenkins	46	President and Chief Executive Officer, Director	June 2000
Joseph P. DiSabato	47	Director	February 2007

Class II Directors with Terms Expiring in 2015

Name	Age	Title	Director Since
Mason R. Holland, Jr.	49	Executive Chairman, Director	June 2000
Ann H. Lamont	57	Director	July 2010
Stephen M. Swad	52	Director	December 2013

Class III Directors with Terms Expiring in 2016

Name	Age	Title	Director Since
Francis J. Pelzer	43	Director	May 2013
Raheel Zia	42	Director	February 2007

Class I Director Nominees

Shawn A. Jenkins—President, Chief Executive Officer, and Director

Shawn Jenkins, one of our founders, has been our President and Chief Executive Officer and a member of our board of directors since our founding in June 2000. Prior to founding Benefitfocus, from 1995 to 2000, he served as Vice President with American Pensions, Inc., leading sales, operations, and technology. From 1994 to

1995, Mr. Jenkins was a program analyst with Rockwell Automation, Inc. Mr. Jenkins serves on the Advisory Board for the School of Computing at Clemson University, Medical University of South Carolina Foundation Board of Directors, College of Charleston Board of Governors, and Charleston Southern University Board of Visitors. He previously served as Chairman of the Growing Forward Campaign for the Lowcountry Food Bank. Mr. Jenkins received an M.B.A. from Charleston Southern University and a B.A. from Geneva College in Beaver Falls, Pennsylvania.

Among other experience, qualifications, attributes and skills, we believe Mr. Jenkins’ perspective as one of our founders and as a large stockholder, his extensive leadership and experience as our Chief Executive Officer since our founding, his knowledge of our operations, and oversight of our sales organization bring to our board of directors critical strategic planning and operational leadership that qualify him to serve as one of our directors.

Joseph P. DiSabato—Director

Joe DiSabato has served on our board of directors since February 2007. He serves on the compensation and nominating and corporate governance committees. Mr. DiSabato has been a Managing Director in the Principal Investment Area at The Goldman Sachs Group, Merchant Banking Division, since 2000. Mr. DiSabato joined Goldman Sachs in 1988 and served as a Financial Analyst until 1991, re-joining as an Associate in 1994. He serves as a director of American Traffic Solutions Consolidated, L.L.C., NEOS GeoSolutions Inc., The Endurance International Group, Inc., SilverSky, Inc., APT Software Holdings, Inc., and Backoffice Associates, LLC. Mr. DiSabato holds an M.B.A. from the Anderson Graduate School of Management at the University of California at Los Angeles and a B.S. from the Massachusetts Institute of Technology.

We believe Mr. DiSabato’s experience as a director of various software and technology companies, and his experience with expansion-stage growth companies, brings to our board critical skills related to financial oversight of complex organizations, strategic planning and corporate governance and qualify him to serve as one of our directors.

Other Directors Not Up for Re-election at this Meeting

Mason R. Holland, Jr.—Executive Chairman, Director

Mason Holland, one of our founders, has been our Executive Chairman and a member of our board of directors since our founding in June 2000. Mr. Holland is responsible for the coordination of strategic partnerships with industry leaders and client relations, and serves on the audit and nominating and corporate governance committees. Mr. Holland founded American Pensions, Inc. in 1988, serving as its Chairman and President from 1988 to 2003. Mr. Holland’s other ventures have included establishing Holland Properties, LLC, a real estate development firm, in 1989, and acquiring Eclipse Aerospace, Inc., a jet aircraft manufacturer, in May 2009, for which he serves as Chairman and Chief Executive Officer. Mr. Holland attended Old Dominion University in Norfolk, Virginia.

We believe Mr. Holland brings to our board of directors valuable perspective and experience as our Executive Chairman and one of our founders and as a large stockholder, as well as knowledge of the benefits industry and experience managing and directing companies through various stages of development, all of which qualify him to serve as one of our directors.

Ann H. Lamont—Director

Ann Lamont has served on our board of directors since July 2010. She serves on the compensation and nominating and corporate governance committees and is the chair of the nominating and corporate governance committee. Ms. Lamont has been with Oak Investment Partners, a multi-stage venture capital firm, since 1982, serving as a General Partner from 1986 to 2006 and as a Managing Partner since 2006. She currently leads the healthcare and payment services teams at Oak. Prior to joining Oak, Ms. Lamont served as a research associate with Hambrecht & Quist. Ms. Lamont serves on the board of NetSpend Holdings, Inc. (NASDAQ: NTSP) as well as the boards of several privately held companies, including Acculynk, Inc., Castlight Health, Inc., Independent Living Systems, LLC, PharMEDium Healthcare Corporation, Precision for Medicine Holdings, Inc., Radisphere National Radiology Group, Inc. and xG Health Solutions, Inc. Additionally, in March 2013, Ms. Lamont completed a five-year term on the Stanford University Board of Trustees. Ms. Lamont holds a B.A. in political science from Stanford University.

We believe Ms. Lamont’s experience analyzing corporate performance as a venture capitalist and managing her firm’s investments in private companies, knowledge of the healthcare and payment services industries, and service on multiple boards of directors bring to our board of directors important skills related to corporate finance, oversight of management and strategic positioning, and qualify her to serve as one of our directors.

Francis J. Pelzer V—Director

Frank Pelzer has served as a member of our board of directors since May 2013. He serves on the audit, compensation, and nominating and corporate governance committees and is the chair of the audit committee. Since May 2010, Mr. Pelzer has served as the Chief Financial Officer of Concur Technologies, Inc., a provider of web-based and mobile, integrated travel and expense management solutions. From 2004 to May 2010, Mr. Pelzer served as a Director and Vice President in the Software Investment Banking group at Deutsche Bank. Prior to that, Mr. Pelzer was a Vice President with Credit Suisse First Boston and a management consultant with Kurt Salmon Associates. Mr. Pelzer graduated with an M.B.A. as an Edward Tuck Scholar with Distinction from the Tuck School of Business at Dartmouth and holds a B.A. from Dartmouth College.

We believe Mr. Pelzer’s experience as a chief financial officer of a public company, familiarity with the software industry, accounting standards and public company disclosure requirements, and his ability to serve as our audit committee financial expert, bring to our board of directors important skills and qualify him to serve on our board.

Stephen M. Swad—Director

Steve Swad has served on our board of directors since December 2013. He serves on the audit and compensation committees and is the chair of the compensation committee. Since February 2012, Mr. Swad has been the President, Chief Executive Officer, and a director of Rosetta Stone Inc., a publicly held language-learning software company. He was previously its Chief Financial Officer beginning in November 2010. Prior to joining Rosetta Stone, Mr. Swad served as the Executive Vice President and Chief Financial Officer of Comverse Technology, Inc., beginning in May 2009. Prior to that, he served as Executive Vice President and Chief Financial Officer of Federal National Mortgage Association (Fannie Mae) from May 2007 until August 2008. He has also held various senior financial management positions with public companies, including AOL LLC, Time Warner Inc. and its subsidiaries. Mr. Swad, a former partner of KPMG LLP, has also served as a Deputy Chief Accountant at the SEC. He served on the board of Eloqua, Inc. from August of 2011 until February 2013, including between August 2012 through February 2013 during which it was a publicly held company. Mr. Swad holds a B.A. in business administration from the University of Michigan and is a Certified Public Accountant.

Among other experience, qualifications, attributes and skills, we believe Mr. Swad’s financial and accounting experience, ability to lead public companies, and familiarity with technology companies bring to our board important skills related to corporate finance and governance, and qualify him to serve on our board.

Raheel Zia—Director

Raheel Zia has served on our board of directors since February 2007. Mr. Zia is a Managing Director in the Principal Investment Area of Goldman, Sachs & Co. where he focuses on growth-equity investments in software and services businesses. Prior to joining Goldman Sachs, Mr. Zia was a member of the investment team from 2003 to 2005 at Bessemer Venture Partners, where he focused on investments in the software sector. Mr. Zia previously worked in the Investment Banking group at Citigroup, Inc. from 1997 to 1998. He has also held accounting and audit roles at Pricewaterhouse from 1993 to 1996. Mr. Zia serves as a director of several private companies, including Spring Mobile Solutions USA, Inc., Infusionsoft Software, Inc., and Imaging Advantage, LLC. Mr. Zia received his M.B.A. from the Harvard Business School, an M.S. in Computing from London University (England), and a B.Eng (Hons) in Microelectronic Systems Engineering from the University of Manchester. He is also a U.K. qualified chartered accountant.

We believe Mr. Zia’s financial and accounting acumen, technological background, and experience investing in and managing software companies bring important perspectives to our board of directors and qualify him to serve as one of directors.

Second Amended and Restated Voting Agreement

In connection with our IPO in September 2013, we entered into a Second Amended and Restated Voting Agreement with GS Capital Partners VI Parallel, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI Fund, L.P., and GS Capital Partners VI GmbH & CO. KG, which we refer to as the Goldman Funds; Oak Investment Partners XII, L.P.; Mason Holland; the Holland Family Trust; and Shawn Jenkins, all of which we refer to collectively as the Key Holders. Under this agreement, each Key Holder agrees to vote his, her, or its shares in favor of certain director nominees, including our Class I director nominees this year. Additionally, each Key Holder agrees not to vote for the removal of the directors elected under the terms of the agreement, unless such removal is directed or approved by the party that nominated such director. The agreement will terminate in September 2018, and will terminate as to any party at such time as such party no longer has a right to nominate a director pursuant to the agreement. The agreement is more fully described under “Certain Relationships and Related-Party Transactions—Corporate Governance”.

Required Vote

The two Class I director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them shall be elected as Class I directors. In accordance with Delaware law, votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect on the election of directors. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, they will not be counted for purposes of determining the number of shares represented and voted with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the election of directors.

The board of directors unanimously recommends that stockholders vote FOR the two Class I director nominees listed above.

PROPOSAL TWO

AMENDMENT TO THE 2012 STOCK PLAN

Purpose

Pursuant to the Benefitfocus.com, Inc. 2012 Stock Plan, as amended (the “2012 Plan”), we may grant long-term equity incentives in the form of stock options, stock bonuses (including restricted stock and restricted stock units, or RSUs), stock purchase rights, and stock appreciation rights, or collectively, stock rights, to employees, consultants, and non-employee directors of our Company. We believe that the effective use of long-term equity incentives is essential to attract, motivate, and retain employees of our Company, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities which are competitive with those offered by other companies in the same industry as ours.

In this Proposal Two, we are asking our stockholders to approve an amendment to the 2012 Plan, as set forth in Appendix with Additional Provisions Applicable to Restricted Stock and Restricted Stock Unit Awards (the “Amendment”). The full text of the 2012 Plan, including the Amendment, is attached as Exhibit A to this Proxy Statement. The Amendment sets forth additional provisions applicable to restricted stock and RSUs required for grants of such awards to comply with the “performance-based compensation” exemption under Section 162(m) of the Internal Revenue Code of 1986, or the Code, and therefore be tax-deductible to our Company. Under Section 162(m) of the Code, compensation paid to “Covered Employees” (typically high level executives) in excess of $1 million in any fiscal year is not deductible from a company’s taxable income unless it constitutes performance-based compensation. In order for restricted stock and RSUs that may be granted to our high level executives under the 2012 Plan to constitute performance-based compensation, the material terms of the plan under which such awards may be granted must be disclosed to and approved by the stockholders.

Accordingly, set forth below are the material terms of the Amendment. While we also summarize the material terms of the 2012 Plan in this Proxy Statement, our stockholders have previously approved the 2012 Plan, and we are only asking in this Proposal Two for approval of the Amendment. Submission of the Amendment for stockholder approval should not be viewed as a guarantee that our Company will make exempt performance-based grants or be able to deduct all compensation under the 2012 Plan. Nothing in this Proposal Two precludes us from making payments or granting awards that do not qualify for tax deductibility under Section 162(m) of the Code or any other provision of the Code.

If Proposal Two is not approved, the 2012 Plan will remain in full force and effect without the additional provisions applicable to performance-based restricted stock and RSUs. However, some of the compensation paid to our Company’s high level executives might not be tax-deductible to our Company resulting in additional taxable income for our Company, which our Company believes could adversely affect our ability to offer effective incentives to participants that are consistent with emerging market practices.

As of April 14, 2014, approximately 1,030 employees and five non-employee directors were eligible to participate in the 2012 Plan. The closing price of our common stock on the NASDAQ Global Market on April 14, 2014 was $33.73.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote that are present or represented at the meeting and voted is required to approve the Amendment. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, however, they will not be counted for purposes of determining the number of shares represented and voted at the meeting, and accordingly, will not affect the approval of this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR the amendment to the 2012 Plan.

Summary of the Amendment

The Amendment establishes procedures for our Company to grant high level executives restricted stock and RSUs that will qualify as performance-based compensation within the meaning of Section 162(m) of the Code. It requires the compensation committee (which currently consists entirely of outside directors within the meaning of Section 162(m)) to grant and administer performance-based awards of restricted stock and RSUs for our high level executives, though it may also grant such executives other forms of restricted stock and RSUs. Performance-based restricted stock and RSUs, in addition to meeting the regular requirements of the 2012 Plan for the grant of stock bonuses, including a maximum grant per employee of 4,044,525 shares of common stock per Performance Period (a period measured by the fiscal year or years), will be structured so that they will vest only upon attainment of performance goals established by the compensation committee for a specified Performance Period. The compensation committee will establish the performance goals within 90 days of the beginning of the first fiscal year of our Company included in the Performance Period. The performance goals will be based upon one or more objectively determinable business measures, which may be applied with respect to our Company, any business unit, or, if applicable, any covered employee, and may be measured on absolute terms or relative to a peer-group or other market measure basis.

The business measures which may be used to establish the performance goals are limited to one or more of the following:

•	corporate operating profit;
•	business unit operating profit;
•	revenue;
•	net revenue;
•	new business authorizations;
•	backlog;
•	customer cancellation rate;
•	total shareholder return;
•	stock price increase;
•	return on equity;
•	return on capital;
•	earnings per share;
•	gross profit;
•	adjusted gross profit (profit before depreciation and amortization expense, as well as stock-based compensation expense);
•	EBIT, or earnings before interest and taxes;
•	EBITDA, or earnings before interest, taxes, depreciation and amortization;
•	adjusted EBITDA, or earnings before net interest and other expense, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill; ongoing earnings;
•	cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital);
•	EVA, or economic value added;
•	economic profit, or net operating profit after tax, less a cost of capital charge;
•	SVA, or shareholder value added;
•	net income;
•	net loss (maximum);
•	operating income;
•	pre-tax profit margin;
•	performance against business plan;
•	customer service;
•	corporate governance quotient or rating;
•	market share;

•	employee satisfaction;
•	safety;
•	employee engagement;
•	supplier diversity;
•	workforce diversity;
•	operating margins;
•	credit rating;
•	dividend payments;
•	expenses;
•	retained earnings;
•	completion of acquisitions, divestitures and corporate restructurings;
•	construction projects;
•	new technology, service or product development;
•	environmental efforts; and
•	individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or more business criteria in the areas of litigation, human resources, information services, production, inventory, support services, facility development, government relations, market share or management.

Under IRS rules, once the stockholders have approved these business measures, they may be used as the basis for performance goals for restricted stock and RSU awards that meet the conditions of Section 162(m) of the Code only until the first stockholders meeting that occurs in the fifth calendar year following the calendar year in which the measures were approved, in other words 2020 if approved at the 2014 stockholder meeting.

Following the applicable Performance Period and after receiving the financial and other necessary data for the applicable Performance Period, the compensation committee will determine whether and to what extent the performance goals for the performance-based restricted stock or RSU award have been met. If the performance goals are entirely or partially met, the compensation committee will determine, based entirely upon the objectively determined achievement of the performance goals, the number of performance-based shares of restricted stock or RSUs of the award that are vested. The compensation committee, in its sole discretion, may decrease, but may not increase, the number of shares of restricted stock and RSUs that are vested. In the case of RSUs, our Company will then grant the high level executive shares of our common stock equal to the number of vested performance-based RSUs at the determination date. However, a condition for payment is that the high level executive be in the employ of our Company (or on military or family medical leave) at the payment date, although that condition may be waived by the compensation committee in its discretion.

The above description of the Amendment is a summary of some, but not all, of the essential provisions of the Amendment, and is qualified by reference to the full text of the Amendment included in Exhibit A to this Proxy Statement.

Summary of the 2012 Stock Plan

Our board adopted the Benefitfocus.com, Inc. 2012 Stock Plan on January 31, 2012 and our stockholders approved it on November 8, 2012. Our board and stockholders approved an amendment to the plan on August 26 and September 13, 2013, respectively. The 2012 Plan provides for the grant of various stock rights to employees, consultants, and non-employee directors of our Company. Incentive stock options may be granted only to employees of our Company, or our parent company (if any) and any of our subsidiaries, or related corporations. All other stock rights under the 2012 Plan may be granted to employees (including officers and employee directors), consultants and non-employee directors.

Share Reserve and Limitations. The aggregate number of shares of our common stock that may be issued pursuant to the 2012 Plan is 6,544,525, less any shares issued or subject to outstanding options under the Amended and Restated 2000 Stock Option Plan, or 2000 Plan, subject to adjustment as provided in the 2012

Plan. The aggregate fair market value of common stock (determined as of the date of the option grant) for which incentive stock options may for the first time become exercisable by any individual in any calendar year may not exceed $100,000. To the extent we are subject to Section 162(m) of the Code, no employee will be eligible to be granted options under the 2012 Plan covering more than 4,044,525 shares of our common stock during any calendar year.

If any award granted under the 2012 Plan or the 2000 Plan expires or terminates for any reason prior to its full exercise, or if we reacquire any shares issued pursuant to awards, then the shares subject to such award or any shares so reacquired by us will again be available for grants of awards under the 2012 Plan. Shares of our common stock which are withheld to pay the exercise price of an award or any related withholding obligations will not be available for issuance under the 2012 Plan.

Administration. The 2012 Plan provides for administration by our board of directors or a committee of the board. The board may increase the size of the committee and appoint additional members, remove members of the committee and appoint new members, fill vacancies on the committee, or remove all members of the committee and directly administer the 2012 Plan. Our compensation committee currently administers the 2012 Plan. Subject to the restrictions of the 2012 Plan, the compensation committee determines to whom we grant incentive awards under the 2012 Plan, the terms of the award, including the exercise or purchase price, the number of shares subject to the stock right and the exercisability of the award. All questions of interpretation are determined by the committee, and its decisions are final and binding upon all participants, unless otherwise determined by the board.

Stock Bonuses and Purchase Rights. The 2012 Plan provides for shares of common stock to be awarded or sold under terms determined by the compensation committee to participants as an incentive for the performance of past or future services to us. Stock bonuses include performance-based restricted stock and RSUs (as more specifically addressed in the Amendment) and restricted stock and RSUs that generally vest equally over a four year period, subject to the grantee’s continued employment or service with us. We expect that all our RSUs will be settled in shares of our common stock.

Stock Options. The 2012 Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code, solely to employees and for the grant of non-statutory stock options to employees, consultants and non-employee directors.

The compensation committee determines the exercise price of options granted under the 2012 Plan on the date of grant, and in the case of incentive stock options the exercise price must be at least 100% of the fair market value per share at the time of grant. The exercise price of any incentive stock option granted to an employee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must equal at least 110% of the fair market value of the common stock on the date of grant. The aggregate fair market value of common stock (determined as of the date of the option grant) for which incentive stock options may for the first time become exercisable by any individual in any calendar year may not exceed $100,000. Payment of the exercise price may be made by delivery of cash or a check, or, in the discretion of the compensation committee, the exercise price may be paid through any other form of consideration and method of payment permitted by law and the 2012 Plan, including the delivery of already-owned shares of our common stock and the surrender of shares subject to the stock option.

Options granted to employees, directors, and consultants under the 2012 Plan generally become exercisable in increments, based on the optionee’s continued employment or service with us. The term of an incentive stock option may not exceed 10 years. Options granted under the 2012 Plan, whether incentive stock options or non-statutory options, generally expire 10 years from the date of grant, except that incentive stock options granted to an employee who owns stock possessing more than 10% of the voting power of our outstanding capital stock are not exercisable for longer than five years after the date of grant.

Stock Appreciation Rights. The 2012 Plan provides for the grant of stock appreciation rights, or SARs, pursuant to an SAR agreement adopted by the compensation committee. An SAR may be granted in connection with a stock option or alone, without reference to any related stock option. The committee will determine the exercise price of an SAR on the date of grant, and the exercise price may not be less than 100% of the fair market value of a share of our common stock on the date of grant.

The holder of an SAR will have the right to receive, in cash or common stock, all or a portion of the difference between the fair market value of a share of our common stock at the time of exercise of the SAR and the exercise price of the SAR established by the compensation committee, subject to such terms and conditions set forth in the SAR agreement.

Means of Exercising Stock Options and SARs. The exercise price of stock options and SARs is payable in cash or by check, or at the discretion of the compensation committee, as follows: (a) by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at a market rate that is no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (b) through the surrender of shares of our common stock then issuable upon exercise of the award having a fair market value on the date of exercise equal to the aggregate exercise price of the award and/or any related withholding tax obligations, (c) through the delivery of already-owned shares of our common stock having a fair market value on the date of exercise equal to the aggregate exercise price of the award and/or any related withholding tax obligations, (d) delivery of a notice that the grantee has placed a market sell order with a broker with respect to shares of our common stock then issuable upon exercise of the award and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the award exercise price, provided that payment of such proceeds is then made to us upon settlement of the sale, or (e) by any combination of the foregoing, or such other consideration and method of payment for the issuance of shares to the extent permitted by applicable law or the 2012 Plan.

Termination of Employment or Affiliation. The 2012 Plan provides that if a grantee ceases to be employed by us and all related corporations other than by reason of death or disability, the grantee may (subject to the instrument granting such stock right) exercise any stock right held by him or her to the extent such stock right could have been exercised on the date of termination of employment until the stock right’s specified expiration date. In the event the grantee exercises any incentive stock option after the date that is three months following the date of termination, such incentive stock option will be converted into a non-statutory stock option.

Death or Disability. The 2012 Plan provides that if a grantee ceases to be employed by us and all related corporations by reason of death, or if a grantee dies within three months of the date his or her employment or other affiliation with us has been terminated, then the grantee’s estate, personal representative or beneficiary who acquired the stock right by will or by the laws of descent and distribution may exercise that stock right for shares of our common stock, to the extent the stock right could have been exercised on the date of the grantee’s death. Unless otherwise specified in the instrument granting the stock right, the acquirer of the stock right may exercise the stock right within 12 months of the date of the grantee’s termination or before the stock right’s specified expiration date, whichever is earlier. In the event the acquirer of the stock right exercises any incentive stock option after the date that is 12 months following the date of termination, such incentive stock option will be converted into a non-statutory stock option.

The 2012 Plan provides that if a grantee ceases to be employed by us and all related corporations by reason of disability, he or she will have the right to exercise any stock right held by him or her on the date of termination to the extent the stock right could have been exercised on the date of the grantee’s termination. Unless otherwise provided by the instrument granting the stock right, the grantee may exercise such stock right within 12 months of the date of termination or before the stock right’s specified expiration date, whichever is earlier.

Transferability. Except for transfers made by will or the laws of descent and distribution in the event of the holder’s death, no stock right may be transferred, pledged or assigned by the holder of the stock right. During a grantee’s lifetime, an incentive stock option may be exercised only by him or her or by his or her guardian or legal representative. Non-statutory stock options, SARs, or other awards may be transferred, pledged or assigned by the holder thereof to “family members” (as defined in the 2012 Plan), or by will or the laws of descent and distribution in the event of the holder’s death. We are not required to recognize any attempted assignment of such rights by any participant that is not in compliance with the 2012 Plan.

Changes in Capitalization. In the event of a change in the number of shares of our common stock through a combination or subdivision, or if we issue shares of common stock as a stock dividend, then the number of shares deliverable upon the exercise of outstanding stock rights will be increased or decreased proportionately, and appropriate adjustments will be made in the purchase price per share to reflect such subdivision, combination, or stock dividend. Additionally, in the event of such a subdivision, combination, or stock dividend, the aggregate number of stock rights that have been or subsequently may be granted under the 2012 Plan will also be appropriately adjusted.

Corporate Transactions. The 2012 Plan provides that in the event of our consolidation or merger with or into another corporation or a sale of all or substantially all of our assets, which we refer to as an “acquisition”, whereby the acquiring entity or our successor does not agree to assume the incentive awards or replace them with substantially equivalent incentive awards, all outstanding options, stock bonuses, SARs, or other stock rights will vest and will become immediately exercisable in full and, if not exercised on the date of the acquisition, will terminate on such date regardless of whether the participant to whom such stock rights have been granted remains in our employ or service or in the employ or service of any acquiring or successor entity. In the event of an acquisition in which the acquiring entity agrees to assume the incentive awards, and, 60 days prior to the acquisition or 180 days after the acquisition, the holder of an award is terminated as an employee or consultant other than for cause or the holder terminates his or her employment for good reason, then upon such termination any incentive award held by the holder will vest and will become immediately exercisable in full.

In the event of the proposed dissolution or liquidation of our Company, each stock right will terminate immediately prior to the consummation of the proposed action, or at such other time and subject to such other conditions determined by the compensation committee.

Termination or Amendment. Our board of directors may terminate, amend or modify the 2012 Plan at any time before its expiration, which is currently January 31, 2022. However, stockholder approval is required to increase the aggregate share limit, change the description of eligible participants, modify the exercise price of any incentive stock option such that its exercise price is lower than the fair market value of the common stock on the date of the option grant, or to the extent necessary to comply with applicable law.

The above description of the 2012 Stock Plan is a summary of some, but not all, of the essential provisions of the 2012 Stock Plan, and is qualified by reference to the full text of the 2012 Stock Plan included in Exhibit A to this Proxy Statement.

Federal Income Tax Consequences Relating to the 2012 Plan and Amendment

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2012 Plan and Amendment and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on a participant’s particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Participants should, therefore, consult their own tax advisors with respect to such matters.

Stock Bonuses. Stock bonuses under the 2012 Plan comprise restricted stock and RSUs and, as addressed in the Amendment, performance-based restricted stock and RSUs. A grantee of restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” and their purchase price, if any. The determination date is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. No taxable income is recognized upon receipt of RSUs, or performance-based RSUs or restricted stock. In general, the grantee will recognize ordinary income in the year in which the performance-based RSUs or restricted stock vest and performance-based RSUs are settled in an amount equal to the fair market value of any shares of our common stock received. If the grantee is an employee, such ordinary income generally is subject to withholding of income and employment taxes.

Incentive Stock Options. A grantee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. If a grantee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a grantee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the grantee recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the grantee’s alternative minimum taxable income for the year of exercise and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A grantee generally recognizes no taxable income as the result of the grant of such an option unless the option (and not the underlying stock) has a readily ascertainable fair market value at such time or is issued with an exercise price less than the fair market value at the time of the grant. Upon exercise of a nonstatutory stock option, the grantee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares purchased. If the grantee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Generally, we will be entitled to an income tax deduction in the tax year in which such ordinary income is recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Appreciation Rights. A grantee recognizes no taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the grantee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the grantee in connection with the exercise of the SAR, except to the extent such deduction is limited by applicable provisions of the Code.

Potential Limitation on Deductions. Compensation of persons who are our “Covered Employees” is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The Amendment is intended to allow us to make grants that qualify as exempt under Section 162(m).

In accordance with U.S. Treasury Regulations issued under Section 162(m), compensation attributable to stock options and SARs will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of “outside directors”, (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to other stock-based awards, including RSUs, will qualify as performance-based compensation, provided that (i) the award is approved by a compensation committee composed solely of “outside directors”, (ii) the award is vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the settlement of the award that the performance goal has been satisfied, and (iv) prior to settlement of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the U.S. federal income tax consequences to the participant and our Company with respect to the grant and exercise of options and the grant or receipt of other awards under the 2012 Plan. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

Equity Incentive Plans

The following table sets forth the indicated information as of December 31, 2013 with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrant and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2012 Stock Plan	850,159	$9.21	2,578,314
Amended and Restated 2000 Stock Option Plan	2,806,336	$5.54	—

Total	3,656,495	$6.40	2,578,314

PROPOSAL THREE

APPROVAL OF THE BENEFITFOCUS, INC. MANAGEMENT INCENTIVE BONUS PROGRAM

Purpose

Benefitfocus has for several years implemented annual bonus programs based on performance metrics to incentivize and reward employees for positive results in our business. In April 2014, our board of directors, including the independent members of our compensation committee, adopted the Benefitfocus, Inc. Management Incentive Bonus Program, or Bonus Program, the full text of which is attached as Exhibit B to this Proxy Statement. The Bonus Program is designed to provide a long-term framework for similar performance-based bonus plans going forward, and to continue to reward high level executives of our Company based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives and to share the success and risks of our Company based upon achievement of business goals. The Bonus Program will permit future bonus awards to be structured to qualify as “performance-based compensation” under Section 162(m) of the Code.

Under Section 162(m) of the Code, compensation paid to “Covered Employees” (typically high level executives) in excess of $1 million in any fiscal year is not deductible from a company’s taxable income unless it constitutes performance-based compensation. In order for cash bonus awards that may be granted to our high level executives under the Bonus Program to constitute performance-based compensation, the material terms of the program under which such awards may be granted must be disclosed to and approved by the stockholders.

Accordingly, set forth below are the material terms of the Bonus Program. Submission of the Bonus Program for stockholder approval should not be viewed as a guarantee that our Company will be able to deduct all compensation under the Bonus Program. Nothing in this Proposal Three precludes us from making payments or granting awards that do not qualify for tax deductibility under Section 162(m) of the Code or any other provision of the Code.

If Proposal Three is not approved, the board of directors and its compensation committee may continue its existing bonus program or consider the establishment of another bonus program.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote that are present or represented at the meeting and voted is required to approve the Bonus Program. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, however, they will not be counted for purposes of determining the number of shares represented and voted at the meeting, and accordingly, will not affect the approval of this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR the Benefitfocus, Inc. Management Incentive Bonus Program.

Summary of the Bonus Program

The Bonus Program establishes procedures for our Company to grant high level executives cash bonuses that will qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

It requires the compensation committee (which currently consists entirely of outside directors within the meaning of Section 162(m)) to grant and administer performance-based bonuses to our high level executives. The compensation committee will generally establish the performance goals within 90 days of the beginning of the fiscal year of our Company. The performance goals will be based upon one or more objectively determinable business measures, which may be applied with respect to our Company or any business unit and may be measured on absolute terms or relative to a peer-group or other market measure basis.

The business measures which may be used to establish the performance goals are limited to one or more of the following:

•	corporate operating profit;
•	business unit operating profit;
•	revenue;
•	net revenue;
•	new business authorizations;
•	backlog;
•	customer cancellation rate;
•	total shareholder return;
•	stock price increase;
•	return on equity;
•	return on capital;
•	earnings per share;
•	gross profit;
•	adjusted gross profit (profit before depreciation and amortization expense, as well as stock-based compensation expense);
•	EBIT, or earnings before interest and taxes;
•	EBITDA, or earnings before interest, taxes, depreciation and amortization;
•	adjusted EBITDA, or earnings before net interest and other expense, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill;
•	ongoing earnings;
•	cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital);
•	EVA, or economic value added;
•	economic profit, or net operating profit after tax, less a cost of capital charge;
•	SVA, or shareholder value added;
•	net income;
•	net loss (maximum);
•	operating income;
•	pre-tax profit margin;
•	performance against business plan;
•	customer service;
•	corporate governance quotient or rating;
•	market share;
•	employee satisfaction;
•	safety;
•	employee engagement;
•	supplier diversity;
•	workforce diversity;
•	operating margins;
•	credit rating;
•	dividend payments;
•	expenses;
•	retained earnings;
•	completion of acquisitions, divestitures and corporate restructurings;
•	construction projects;
•	new technology, service or product development;
•	environmental efforts; and

•	individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or more business criteria in the areas of litigation, human resources, information services, production, inventory, support services, facility development, government relations, market share or management.

Under IRS rules, once the stockholders have approved these business measures, they may be used as the basis for performance goals for awards that meet the conditions of Section 162(m) of the Code only until the first stockholders meeting that occurs in the fifth calendar year following the calendar year in which the measures were approved.

The compensation committee will determine eligibility for payment of a bonus as soon as it can be reasonably determined that the goals that entitle payment have been met, provided the executive is employed at the end of the performance period. However, the compensation committee at its discretion may make exceptions to the requirement of employment at the end of the performance period if the executive’s employment ends during the performance period by reason of retirement, total and permanent disability, or death. If an executive’s employment ends for any other reason, including resignation and discharge for cause, prior to the end of the performance period, all rights to the bonus will be forfeited. The compensation committee will certify to what extent goals that entitle payment have been met in writing before payment will be made. The compensation committee has discretion to reduce any bonus otherwise due, but in no event may any bonus be increased under this Section 162(m)-qualified plan at the discretion of the compensation committee or the Company.

High level executives that receive cash bonus awards pursuant to the Bonus Program will recognize taxable income upon receipt of the award. Compensation of such executives is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation.

The above description of the Bonus Program is a summary of some, but not all, of the essential provisions of the Bonus Program, and is qualified by reference to the full text of the Bonus Program included in Exhibit B to this Proxy Statement.

CORPORATE GOVERNANCE MATTERS

Information about the Board

The board of directors currently comprises seven members, divided into three classes as follows: Class I, consisting of Messrs. DiSabato and Jenkins; Class II, consisting of Messrs. Holland and Swad and Ms. Lamont; and Class III, consisting of Messrs. Pelzer and Zia. Upon the expiration of the initial term of office for each class of directors, each director in such class will be elected for a term of three years and will serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office or the stockholders (as provided in our bylaws). Because only one-third of our directors will be elected at each annual meeting, two consecutive annual meetings of stockholders could be required for the stockholders to change a majority of the board.

As Executive Chairman, Mr. Holland has authority to, among other things, call and preside over meetings of the board of directors, set meeting agendas, and determine materials to be distributed to the board. Accordingly, Mr. Holland has substantial ability to shape the work of the board. Mr. Holland, as a co-founder of our Company, possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing our Company and our business, and is well positioned to develop agendas that ensure the board’s time and attention are focused on critical matters.

We have historically separated the position of Executive Chairman and that of Chief Executive Officer, currently Mr. Jenkins, who is also a co-founder of our Company. While our board of directors believes the separation of these positions has served our Company well, and intends to maintain this separation where appropriate and practicable, the board does not believe that it is appropriate to prohibit one person from serving as both Chairman and Chief Executive Officer. We believe our leadership structure is appropriate given the size of our Company in terms of number of employees and the historical experience and understanding of our Company and industry of each of Messrs. Holland and Jenkins.

Director Independence

Our board of directors has established an audit committee, compensation committee, and nominating and corporate governance committee. Our audit committee consists of independent directors Messrs. Pelzer (Chair) and Swad, and Mr. Holland. Our compensation committee consists of Messrs. Swad (Chair), DiSabato and Pelzer, and Ms. Lamont. Our nominating and corporate governance committee consists of Ms. Lamont (Chair), and Messrs. DiSabato, Holland, and Pelzer. The audit committee, compensation committee, and nominating and corporate governance committee were established in May 2013 in anticipation of our IPO.

Our board has undertaken a review of the independence of our directors and has determined that Messrs. Pelzer and Swad are independent within the meaning of the NASDAQ Stock Market listing rules and meet the additional test for independence for audit committee members imposed by SEC regulation and the NASDAQ Stock Market listing rules.

We are a “controlled company” as set forth in NASDAQ Stock Market Listing Rule 5615 because more than 50% of the voting power of our common stock is held by a group of stockholders consisting of Messrs. Holland and Jenkins, Oak Investment Partners XII, L.P., and the Goldman Funds. Under NASDAQ Stock Market rules, a “controlled company” is exempt from the NASDAQ Stock Market corporate governance requirements that a majority of the board of directors consist of independent directors and that directors’ nominations and executive compensation must be approved by a majority of independent directors or a nominating and corporate governance committee or compensation committee comprised solely of independent directors. We will rely on these exemptions from the corporate governance requirements until we are no longer a “controlled company” or our board determines to no longer rely on these exemptions. In particular, neither our compensation committee

(which oversees and approves our executive compensation) nor our nominating and corporate governance committee (which approves directors’ nominations) consists entirely of independent directors, and our board does not have a majority of independent directors.

Family Relationships

There is no family relationship between any director, executive officer or person nominated to become a director or executive officer of our Company.

Executive Sessions of Non-Employee Directors

In order to promote open discussion among non-employee directors, our board of directors has a policy of regularly conducting executive sessions of non-employee directors at scheduled meetings and at such other times requested by a non-employee director.

Selection of Nominees for the Board of Directors

The nominating and corporate governance committee of our board of directors has the responsibility for establishing the criteria for recommending which directors should stand for re-election to the board and the selection of new directors to serve on the board. In addition, the committee is responsible for establishing the procedures for our stockholders to nominate candidates to the board. The committee has not formulated any specific minimum qualifications for director candidates, but has determined certain desirable characteristics, including strength of character, mature judgment, career specialization, relevant technical skills and independence. The Nominating and Corporate Governance Committee Charter calls for the committee to consider diversity to be an additional desirable characteristic in potential nominees.

Our bylaws permit any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an annual meeting of stockholders, not more than 90 and not less than 60 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the tenth business day following the date on which notice of such meeting is first given to stockholders.

Any such notice must set forth the following: (A) the name and address, as they appear on the Corporation’s books, of (i) the stockholder who intends to make the nomination and the name and residence address of the person or persons to be nominated, and (ii) any Stockholder Associated Person (as defined below); (B) (i) any material interest in the director nomination of such stockholder or any Stockholder Associated Person, individually or in the aggregate, (ii) as to the stockholder or any Stockholder Associated Person, their holdings of our stock and whether the stockholder has entered into transactions to manage risk with respect to such stock, (iii) as to the stockholder and any Stockholder Associated Person, the name and address of such stockholder and Stockholder Associated Person, as they appear on the Corporation’s stock ledger, and current name and address, if different, and (iv) to the extent known by the stockholder, the name and address of any other stockholder supporting the nominee for election as a director; (C) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (D) a description of all arrangements or understandings between the stockholder and any Stockholder Associated Person and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (E) such other information regarding each nominee proposed by such stockholder as would be required to be disclosed in solicitations of proxies for election of directors, or as would otherwise be required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the board of directors; and (F) the written consent of each nominee to be named in a proxy statement and to serve as director of the Corporation if so elected. Our bylaws define “Stockholder Associated Person” as (a) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (b) any beneficial owner of our shares of stock owned of record or beneficially by such stockholder and (c) any person controlling, controlled by or under common control with such Stockholder Associated Person.

Our nominating and corporate governance committee will evaluate a nominee recommended by a stockholder in the same manner in which the committee evaluates nominees recommended by other persons as well as its own nominee recommendations.

Information Regarding Meetings of the Board and Committees

During 2013, our board of directors held eight meetings, and its three permanent committees, the audit committee, compensation committee and nominating and corporate governance committee, collectively held ten meetings. In 2013, our board of directors also formed a pricing committee in connection with our IPO. The pricing committee held one meeting in 2013. All of our directors attended at least 75% of the aggregate of all meetings of the board of directors and the committees on which he or she served during 2013. Although we do not have a formal written policy with respect to directors’ attendance at our annual meetings of stockholders, we generally encourage all directors to attend.

Board Committees

Committees of our Board of Directors

In May 2013, our board of directors adopted written charters for each of its permanent committees, all of which are available under Overview in the About – Investor Relations – Corporate Governance section of our website at www.benefitfocus.com. The following table provides membership information of our directors in each committee of our board as of April 14, 2014, and summarizes changes in membership in such committees during 2013. Our pricing committee, which comprised Messrs. Holland and Jenkins, and Ms. Lamont, was formed on March 14, 2013 for the purposes of establishing the number of shares, the public offering price, and the underwriters’ purchase price for our common stock in connection with our IPO.

	Audit Committee	Compensation Committee	Nominating & Governance Committee
Mason R. Holland, Jr. (Executive Chairman) (1)
Joseph P. DiSabato
Shawn A. Jenkins (2)
Ann H. Lamont
Francis J. Pelzer V
Stephen M. Swad (3)
Raheel Zia

= Committee Chair

= Member

(1) Mr. Holland served on our compensation committee until December 16, 2013.

(2) Mr. Jenkins served on our audit committee until December 16, 2013.

(3) Mr. Swad joined our board, as well as our audit and compensation committees, on December 16, 2013.

Audit Committee

Our audit committee consists of Messrs. Pelzer (Chair), Holland, and Swad. Mr. Jenkins served on our audit committee until December 16, 2013. Each of Messrs. Pelzer and Swad satisfy the independence requirements of Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and SEC Rule 10A-3. Our audit committee met six times during our 2013 fiscal year. Our audit committee is responsible for, among other things:

•	appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

•	reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

•	establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the audit committee deems necessary;

•	determining compensation of the independent auditors and of advisors hired by the audit committee and ordinary administrative expenses;

•	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•	monitoring and evaluating the independent auditor’s qualifications, performance, and independence on an ongoing basis;

•	reviewing reports to management prepared by the internal audit function, as well as management’s response;

•	reviewing and assessing the adequacy of the formal written charter on an annual basis;

•	reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

•	handling such other matters that are specifically delegated to the audit committee by our board from time to time.

Our board has affirmatively determined that Mr. Pelzer is designated as the “audit committee financial expert” and that he meets the definition of an “independent director” for purposes of serving on an audit committee under the NASDAQ Stock Market listing rules. The designation does not impose on Mr. Pelzer any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.

Compensation Committee

Our compensation committee consists of Messrs. Swad (Chair), DiSabato, and Pelzer, and Ms. Lamont. Mr. Holland served on our compensation committee until December 16, 2013. Our compensation committee met twice during our 2013 fiscal year. Our compensation committee is responsible for, among other things:

•	reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

•	reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

•	reviewing and making recommendations, on an annual basis, to the board with respect to director compensation;

•	reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

•	reviewing and assessing, periodically, the adequacy of the formal written charter; and

•	such other matters that are specifically delegated to the compensation committee by our board from time to time.

Pursuant to its written charter, our compensation committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, our principal executive officer or our other executive and non-executive officers, and in the fulfillment of its other duties. Additionally, our compensation committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers. Our compensation committee engaged Mercer LLC as its compensation consultant in 2013, as more fully described in “Executive Compensation—Employment Agreements”.

Mr. DiSabato serves on our compensation committee as a nominee of GS Capital Partners VI Parallel, L.P., an affiliate of The Goldman Sachs Group, Inc. and a member of the group of stockholders whose beneficial ownership of our voting stock results in us being a “controlled company” as defined by the NASDAQ Stock Market listing rules. Pursuant to a voting agreement among us and certain of our stockholders, described under “Certain Relationships and Related Transactions—Corporate Governance”, so long as a nominee of The Goldman Sachs Group or its affiliate serves as one of our directors and to the extent permitted by the NASDAQ Stock Market listing rules, that director has a right to serve on our compensation committee. This right will terminate when (i) we cease to be a “controlled company” or (ii) an affiliate of The Goldman Sachs Group ceases to be, either alone or as part of a group, a stockholder of ours whose beneficial ownership of our voting stock results in us being a “controlled company”, whichever event occurs first.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Ms. Lamont (Chair), and Messrs. DiSabato, Holland, and Pelzer. Our nominating and corporate governance committee met twice during our 2013 fiscal year. It is responsible for, among other things:

•	identifying and screening candidates for our board, and recommending nominees for election as directors;

•	establishing procedures to exercise oversight of the evaluation of the board and management;

•	developing and recommending to the board a set of corporate governance guidelines, as well as reviewing these guidelines and recommending any changes to the board;

•	reviewing the structure of the board’s committees and recommending to the board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

•	developing and reviewing our code of conduct, evaluating management’s communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

•	reviewing and assessing the adequacy of the formal written charter on an annual basis; and

•	generally advising our board on corporate governance and related matters.

Mr. DiSabato serves on our nominating and corporate governance committee as a nominee of GS Capital Partners VI Parallel, L.P., an affiliate of The Goldman Sachs Group and a member of the group of stockholders whose beneficial ownership of our voting stock results in us being a “controlled company” as defined by

NASDAQ Stock Market listing rules. Pursuant to a voting agreement among us and certain of our stockholders, described under “Certain Relationships and Related Transactions—Corporate Governance”, so long as a nominee of The Goldman Sachs Group or its affiliate serves as one of our directors and to the extent permitted by the rules of the NASDAQ Stock Market, that director has a right to serve on our nominating and corporate governance committee. This right will terminate when (i) we cease to be a “controlled company” or (ii) an affiliate of The Goldman Sachs Group ceases to be, either alone or as part of a group, a stockholder of ours whose beneficial ownership of our voting stock results in us being a “controlled company”, whichever event occurs first.

Risk Oversight

While our Company’s senior management has responsibility for the management of risk, our board of directors plays an important role in overseeing this function. Our board regularly reviews our market and business risks during its meetings and, since its formation, each of its committees began overseeing risks associated with its respective area of responsibility. In particular, our audit committee oversees risk related to our accounting, tax, financial and public disclosure processes. It also assesses risks associated with our financial assets. Our compensation committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our nominating and corporate governance committee seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices. Each of our committees reports to the full board of directors as appropriate on its efforts at risk oversight and on any matter that rises to the level of a material or enterprise level of risk.

Code of Conduct

We have adopted a code of ethics relating to the conduct of our business by all of our employees, officers, and directors, as well as a code of conduct specifically for our principal executive officer and senior financial officers. We have also adopted a corporate communications policy for our employees and directors establishing guidelines for the disclosure of information related to our Company to the investing public, market analysts, brokers, dealers, investment advisors, the media, and any persons who are not our employees or directors. Additionally, we have adopted an insider trading policy to establish guidelines for our employees, officers, directors, and consultants regarding transactions in our securities and the disclosure of material nonpublic information related to our Company. Each of these policies is posted under Overview in the About – Investor Relations – Corporate Governance section of our website at www.benefitfocus.com.

Communications with the Board of Directors

Stockholders who wish to communicate with members of our board of directors, including the independent directors individually or as a group, may send correspondence to them in care of our Corporate Secretary at our principal executive offices at 100 Benefitfocus Way, Charleston, South Carolina 29492. Such communication will be forwarded to the intended recipient(s). We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by the board due to the nature or volume of the correspondence.

DIRECTOR COMPENSATION

The following table sets forth the total compensation paid to each of our non-employee directors in 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Joseph P. DiSabato	-	-	-	-	-	-	-
Ann H. Lamont	-	-	-	-	-	-	-
Francis J. Pelzer V	-	-	336,090(1)	-	-	-	336,090
Stephen M. Swad	-	-	-	-	-	-	-
Raheel Zia	-	-	-	-	-	-	-

(1)	On May 8, 2013, our board of directors granted Mr. Pelzer an option to purchase 50,000 shares of our common stock with an exercise price of $13.53 and an aggregate grant date fair value of $336,090, computed in accordance with FASB ASC Topic 718. The option vests over a four-year period, with one-fourth of the option vesting on May 8, 2014, and the balance of the option vesting ratably on a monthly basis over the following 36 months.

As summarized above, we did not pay any of our non-employee directors any compensation for serving on our board of directors during 2013, with the exception of Mr. Pelzer. Our compensation committee and board of directors are considering implementing independent director compensation for 2014 and beyond. The compensation earned by Mr. Jenkins as an employee in 2013 and 2012 is included in “Executive Compensation—Summary Compensation Table”. Mr. Holland is an executive officer (but not a named executive officer) who serves as a director and did not receive additional compensation for service provided as a director in 2013 or 2012.

AUDIT COMMITTEE REPORT

Our audit committee has (1) reviewed and discussed with management the audited financial statements for the year ended December 31, 2013, (2) discussed with Ernst & Young LLP, or EY, our independent registered public accounting firm, the matters required to be discussed by the Auditing Standards No.16, as adopted by the Public Company Accounting Oversight Board, and (3) received the written disclosures and the letter from EY concerning applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the audit committee concerning independence, and has discussed with EY its independence. Based upon these discussions and reviews, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which is filed with the SEC.

Our audit committee is currently composed of the following three directors: Messrs. Holland (Chair), Pelzer, and Swad. Messrs. Pelzer and Swad are independent directors as defined in Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and Section 10A(m)(3) of the Exchange Act. Mr. Holland is permitted to serve on our audit committee pursuant to the one-year exemption from the independence requirements under SEC Rule 10A-3(b)(1). The board of directors has determined that Mr. Pelzer is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. Our audit committee operates under a written charter adopted by the board, a copy of which is available under Overview in the About – Investor Relations – Corporate Governance section of our website at www.benefitfocus.com.

EY has served as our independent registered public accounting firm since 2007 and audited our consolidated financial statements for the years ended December 31, 2006 through December 31, 2013.

Summary of Fees

The audit committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, each year, at the time it engages an independent registered public accounting firm, the audit committee pre-approves the engagement terms and fees and may also pre-approve detailed types of audit-related and permitted tax services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by the audit committee on an engagement-by-engagement basis.

The following table summarizes the aggregate fees billed for professional services rendered to us by EY in 2012 and 2013. A description of these various fees and services follows the table.

	2012	2013
Audit Fees	$176,601	$506,464
Audit-Related Fees	14,300	1,370,529
Tax Fees	–	–
All Other Fees	–	–

Total	$190,901	$1,876,993

Audit Fees

The aggregate fees billed to us by EY in connection with the annual audit of our financial statements, for the reviews of our financial statements included in our Quarterly Report on Form 10-Q and Annual Report on Form 10-K and for other services normally provided in connection with statutory and regulatory filings, were $176,601 and $506,464 for the years ended December 31, 2012 and 2013, respectively. The increase in audit fees during 2013 relates primarily to additional audit fees incurred for the preparation of our financial statements and the related notes thereto included in our Form S-1 for our IPO and in our Annual Report on Form 10-K.

Audit-Related Fees

The aggregate audit-related fees billed to us by EY were $14,300 and $1,370,529 for the years ended December 31, 2012 and 2013, respectively. The increase in audit-related fees during 2013 relates primarily to additional audit-related fees incurred for the various procedures and supplementary services provided by EY in connection with the preparation of our Form S-1 for our IPO.

Tax Fees

No tax fees were billed to us by EY for the years ended December 31, 2012 and 2013.

All Other Fees

No other fees were billed to us by EY for the years ended December 31, 2012 and 2013.

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Francis J. Pelzer V (Chair)

Mason R. Holland, Jr.

Stephen M. Swad

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 14, 2014 unless otherwise noted below for the following:

•	each person or entity known to own beneficially more than 5% of our outstanding common stock as of the date indicated in the corresponding footnote;

•	each of the named executive officers named in the Summary Compensation table;

•	each director; and

•	all current directors and executive officers as a group.

Applicable percentage ownership is based on 25,083,480 shares of our common stock outstanding as of April 14, 2014, unless otherwise noted below, together with applicable options for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 14, 2014, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is c/o Benefitfocus, Inc., 100 Benefitfocus Way, Charleston, South Carolina 29492.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned
Mason R. Holland, Jr.(1)	2,875,655	11.27%
Shawn A. Jenkins(2)	2,940,862	11.34%
Andrew L. Howell(3)	232,980	0.92%
Milton A. Alpern(4)	130,099	0.52%
Joseph P. DiSabato(5)	11,380,601	45.37%
Ann H. Lamont(6)	2,441,009	9.73%
Francis J. Pelzer V(7)	18,541	*
Stephen M. Swad	-	*
Raheel Zia(5)	11,380,601	45.37%
All directors and executive officers as a group (10 individuals)	20,198,290	75.15%

5% or Greater Stockholders:
The Goldman Sachs Group, Inc.(5)	11,380,601	45.37%
Oak Investment Partners XII, L.P.(6)	2,441,009	9.73%
Baron Capital Group, Inc. and related persons (8)	1,286,052	5.13%

*	Less than 1%.

(1)	Includes 2,451,921 shares held by the Holland Family Trust, five shares held by Mr. Holland as custodian for his minor son, and 423,729 shares issuable upon the exercise of options exercisable within 60 days of April 14, 2014. Mr. Holland and his wife share voting and investment control over the shares held by the Holland Family Trust.

(2)	Includes 847,458 shares issuable upon the exercise of options exercisable within 60 days of April 14, 2014.

(3)	Includes 200,980 shares issuable upon the exercise of options exercisable within 60 days of April 14, 2014.

(4)	Consists of 130,099 shares issuable upon the exercise of options exercisable within 60 days of April 14, 2014.

(5)

Consists of (i) 1,460,808 shares of common stock held directly by GS Capital Partners VI Parallel, L.P., (ii) 4,418,634 shares of common stock held directly by GS Capital Partners VI Offshore Fund, L.P., (iii) 5,312,358 shares of common stock held directly by GS Capital Partners VI Fund, L.P., and (iv) 188,801 shares of common stock held directly by GS Capital Partners VI GmbH & CO. KG, collectively the

“Goldman Funds”. Affiliates of Goldman, Sachs & Co. and The Goldman Sachs Group, Inc. are the general partner, managing general partner, managing partner, managing member or member of each of the Goldman Funds. Goldman, Sachs & Co. is a direct and indirect wholly owned subsidiary of The Goldman Sachs Group, Inc. Goldman, Sachs & Co. is the investment manager of the Goldman Funds. Messrs. DiSabato and Zia are managing directors of Goldman, Sachs & Co. The address of the Goldman Funds and Messrs. DiSabato and Zia is 200 West Street, New York, New York 10282.

(6)	Consists of 2,441,009 shares of common stock held directly by Oak Investment Partners XII, L.P. Ms. Lamont is a Managing Partner of Oak Investment Partners.

(7)	Includes 13,541 shares issuable upon the exercise of options exercisable within 60 days of April 14, 2014.

(8)	Based solely on a Schedule 13G filed with the SEC on February 14, 2014 by Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc., and Ronald Baron. BAMCO, Inc. and Baron Capital Management, Inc. are subsidiaries of Baron Capital Group, Inc. Ronald Baron owns a controlling interest in Baron Capital Group, Inc. Baron Capital Group, Inc. and Ronald Baron have shared voting power over 1,169,246 shares and shared dispositive power over 1,286,052 shares. BAMCO, Inc. has shared voting power over 1,126,342 shares and shared dispositive power with respect to 1,243,148 shares. Baron Capital Management, Inc. has shared voting power and dispositive power over 42,904 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our common stock or other equity securities to file with the SEC certain reports of ownership and reports of changes in ownership of our securities. Executive officers, directors and stockholders who hold more than 10% of our outstanding common stock are required by the SEC to furnish us with copies of all required forms filed under Section 16(a). Based solely on a review of this information and written representations from these persons that no other reports were required, we believe that, during the prior fiscal year and through April 14, 2014, all of our executive officers, directors, and to our knowledge, 10% stockholders complied with the filing requirements of Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION

The following discussion and analysis of compensation arrangements of our named executive officers for 2013 should be read together with the compensation tables and related disclosures on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we may adopt in the future might differ materially from currently planned programs summarized in this discussion.

The discussion below includes a review of our compensation decisions with respect to 2013 for our “named executive officers”, including our principal executive officer and our two other most highly compensated executive officers. Our named executive officers for 2013 were:

•	Shawn A. Jenkins, who serves as our President and Chief Executive Officer, or CEO, and is our principal executive officer;

•	Andrew L. Howell, who serves as our Chief Operating Officer; and

•	Milton A. Alpern, who serves as our Chief Financial Officer, and is our principal financial and accounting officer.

Key Elements of Our Compensation Program for 2013

In 2013, we compensated our named executive officers through a combination of base salary, annual cash bonus payments, and long-term equity incentives in the form of stock options. Our executive officers are also eligible for our standard benefits programs, which include:

•	health, vision and dental insurance;

•	life insurance;

•	short- and long-term disability insurance;

•	health savings account contributions; and

•	a 401(k) plan with a defined matching of contributions.

We do not use specific formulas or weightings in determining the allocation of the various compensation elements. Instead, the compensation for each of our named executive officers has been designed to provide a combination of fixed and at-risk compensation that is tied to the achievement of our short- and long-term objectives. We believe that this approach achieves the primary objectives of our compensation program.

Management Incentive Bonus Programs

Our named executive officers and other members of our management team participate in management incentive bonus programs, the most current of which is more fully described in Proposal Three above. The foundation of grants made under our previous bonus programs was achievement by our Company of consolidated revenues. In 2013 and 2012, the bonus earned pursuant to the bonus programs was a function of a percentage of bonus earned, or PBE, based on achieving annual revenue targets, the executive’s annual base salary, and a designated bonus target percent, or BTP. The annual bonus is determined by multiplying the annual base compensation by the designated BTP, multiplied by the PBE. In 2013, Messrs. Jenkins, Howell and Alpern earned bonuses under the 2013 bonus program of $375,227, $140,000, and $105,000, respectively, based on achieving our annual revenue target, and BTPs of 70% each. In 2012, Messrs. Jenkins, Howell and Alpern earned bonuses under the 2012 bonus program of $357,359, $112,730, and $91,402, respectively, based on achieving our annual revenue target, and BTPs of 100%, 50%, and 50%, respectively.

Summary Compensation Table

The following table sets forth summary compensation information for our named executive officers for the fiscal years ended December 31, 2013 and 2012.

Name and principal position	Year	Salary ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation($)	All other compensation ($)		Total ($)
Shawn A. Jenkins	2013	$536,038	$—	$375,227	$13,013	(3)	$924,278
President and CEO	2012	510,513	—	357,359	13,061	(4)	880,933

Andrew L. Howell	2013	400,000	436,917	140,000	13,556	(5)	990,473
Chief Operating Officer	2012	318,253	153,788	112,731	13,129	(6)	597,901

Milton A. Alpern	2013	291,750	—	105,000	11,780	(7)	408,530
Chief Financial Officer	2012	261,009	718,420	91,402	10,968	(8)	1,081,799

(1)	Reflects base salary earned during the fiscal year covered.

(2)	Represents the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718.These values have been determined based on the assumptions set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K.

(3)	Includes $4,443 in medical insurance premiums, $102 in life insurance premiums, $338 in disability insurance premiums, $480 in health savings account contributions, and $7,650 in 401(k) plan matching contributions.

(4)	Includes $4,737 in medical insurance premiums, $99 in life insurance premiums, $365 in disability insurance premiums, $360 in health savings account contributions, and $7,500 in 401(k) plan matching contributions.

(5)	Includes $4,986 in medical insurance premiums, $102 in life insurance premiums, $338 in disability insurance premiums, $480 in health savings account contributions, and $7,650 in 401(k) plan matching contributions.

(6)	Includes $4,805 in medical insurance premiums, $99 in life insurance premiums, $365 in disability insurance premiums, $360 in health savings account contributions, and $7,500 in 401(k) plan matching contributions.

(7)	Includes $3,230 in medical insurance premiums, $102 in life insurance premiums, $338 in disability insurance premiums, $460 in health savings account contributions, and $7,650 in 401(k) plan matching contributions.

(8)	Includes $2,719 in medical insurance premiums, $98 in life insurance premiums, $354 in disability insurance premiums, $300 in health savings account contributions, and $7,497 in 401(k) plan matching contributions.

Employment Agreements

We have entered into employment agreements with Messrs. Jenkins, Holland, Howell, and Alpern. The compensation committee of our board of directors engaged Mercer LLC as its compensation consultant in 2013 to, among other things, review and analyze our compensation program, including our executives’ employment agreements. Once the review is complete, we might, as a result, revise our existing compensation arrangements, including potentially removing provisions of Mr. Jenkins’ and/or Mr. Holland’s employment agreements that currently restrict salary increases.

Employment Agreements with Shawn Jenkins and Mason Holland

In January 2007, we entered into employment agreements with Shawn Jenkins, our President and Chief Executive Officer, and Mason Holland, our Executive Chairman, which set forth the terms and conditions of their employment. Pursuant to the agreements, we granted Mr. Jenkins and Mr. Holland, each of whom we refer to as an Executive, options to acquire 847,458 shares of our common stock and 423,729 shares of our common stock, respectively. Each agreement continues for terms of three years, which will be extended automatically each day, for an additional day, so that the remaining term continues to be three years in length. Either we or the Executive may at any time fix the term to a finite term of three years. Under the terms of each agreement, we must pay Messrs. Jenkins and Holland salaries at rates of not less than $400,000 and $200,000 per year, respectively. The board will review each Executive’s salary at least annually and must increase each Executive’s salary by at least 5% per year. Any increase in excess of 5% in any given year must be approved by the board members designated by GS Capital Partners VI Parallel, L.P., or the Goldman Board Designees, currently Raheel Zia and Joe DiSabato. We may not decrease either Executive’s base salary under these agreements.

Each Executive is eligible to participate in any management incentive programs we establish, and each Executive may receive incentive compensation based upon achievement of targeted levels of performance and other criteria established by the board or compensation committee (which in each case requires the approval of at least one of the Goldman Board Designees). In the event we achieve the annual financial targets approved by the board (which approval must include at least one Goldman Board Designee), each of Messrs. Jenkins and Holland will be entitled to an annual bonus in an amount at least equal to his then-current base salary. If we exceed our financial targets by 10% for the year, Mr. Jenkins will earn an additional bonus amount equal to 50% of his then-current base salary.

If we terminate an Executive’s employment due to his death or disability, we must pay to him, or his estate, his accrued compensation and, in the case of Mr. Jenkins, an amount equal to the average of the annual bonuses paid or payable to him during the three full fiscal years preceding the date of termination, pro-rated for the number of days the Executive was employed in the fiscal year in which his employment was terminated, which amount we refer to as the Prorated Bonus Amount. If we terminate an Executive’s employment for cause (as defined below) or an Executive resigns for any reason other than adequate justification, we must pay such Executive all accrued compensation.

If an Executive resigns for adequate justification (as defined below), or if we terminate an Executive’s employment for any reason other than (i) due to his death or disability, or (ii) for cause, including in connection with a change in control of our Company, we must pay such Executive his accrued compensation and a pro rata share of his annual bonus, if such bonus is awarded. Additionally, we must pay such Executive each month, for a period of 36 months, one-twelfth of the sum of, (i) his then-current base salary, and (ii) a pro rata share of his annual bonus, if such bonus is awarded. Furthermore, we must continue providing life insurance, disability, medical, dental, and hospitalization benefits to the Executive (which amount will be reduced to the extent the Executive receives these benefits from a subsequent employer). Finally, the restrictions on any outstanding incentive awards held by the Executive, including stock options, will lapse and such awards will become fully vested and immediately exercisable.

Under each agreement, adequate justification is defined as: (a) an uncured material failure of the Company to comply with the agreement; (b) any non-voluntary, Company-imposed relocation of the Executive outside Charleston, South Carolina; (c) a change in control of our Company that results in a material diminution in the Executive’s responsibilities; or (d) the removal of the Executive, in the case of Mr. Jenkins, from the position of President and Chief Executive Officer or, in the case of Mr. Holland, from the position of Chairman of our board of directors, in each case except as otherwise provided in the respective agreement. Under each agreement, termination for cause is defined as: (i) a conviction of the Executive of, or entering a plea of no contest by the Executive with respect to, having committed a felony; (ii) abuse of controlled substances or alcohol, or acts of dishonesty or moral turpitude by the Executive that are detrimental to the Company; (iii) acts or omissions by the Executive that he knew, or should reasonably have known, would substantially damage the business of the Company; (iv) negligence by the Executive in the performance of, or disregard by the Executive of, his obligations under the agreement or otherwise relating to his employment, or a breach by the Executive of the agreement, which negligence, disregard or breach continues uncured after receiving notice from the Company; or (v) failure by the Executive to obey the reasonable and lawful orders and policies of the board that are consistent with the provisions of the agreement.

In the event the Executive, during the 24 months following the termination of his employment, becomes employed by a company that engages, in whole or part, in the same or substantially the same business as ours, the Executive will forfeit any remaining severance payments.

Employment Agreement with Andy Howell

In March 2007, we entered into an employment agreement with Andy Howell, our Chief Operating Officer. Under the agreement, we originally agreed to pay Mr. Howell a base salary of $225,000 for his service as our Senior Vice President and General Counsel. Mr. Howell has served as our Chief Operating Officer since June 2010, and his base salary as of December 31, 2013 was $400,000. Annual compensation reviews and adjustments to Mr. Howell’s compensation will occur on or around the time we perform our annual budget process. Mr. Howell is eligible to participate in our bonus plans. The amount of his potential bonus, and the formula we use to calculate that amount, are both subject to modification by us to match our future goals and objectives. In connection with his employment agreement, we granted Mr. Howell an option to purchase 78,606 shares of our common stock.

Employment Agreement with Milt Alpern

In November 2011, we entered into an employment agreement with Milt Alpern, our Chief Financial Officer. Under the agreement, we agreed to pay Mr. Alpern a base salary of $267,000 per year. Annual compensation reviews and adjustments to Mr. Alpern’s compensation will occur on or around the time we perform our annual budget process. Mr. Alpern’s base salary as of December 31, 2013 was $291,750. We also agreed to pay Mr. Alpern a bonus amount of 50% of his then-current base pay upon achievement of our annual targets. In connection with his employment agreement, we granted Mr. Alpern an option to purchase 213,959 shares of common stock.

In the event we terminate Mr. Alpern’s employment without cause at any time prior to a change in control, we will provide Mr. Alpern: (i) severance payments at a rate equal to his base salary then in effect for a period of 12 months following his termination date, (ii) a portion of his targeted annual bonus, (iii) an insurance premium in an amount equal to that which was paid on his behalf prior to the termination of his employment, and (iv) with six months during which his outstanding stock options will continue to vest.

In the event we or our acquirer terminates Mr. Alpern’s employment without cause at the time of, or within 12 months following, a change in control of our Company, we or our acquirer will provide Mr. Alpern: (i) severance payments at a rate equal to his base salary then in effect for a period of 12 months following his termination date, (ii) a portion of his targeted annual bonus as described below, (iii) immediate acceleration and full vesting of his outstanding stock options, and (iv) specified insurance premiums during the period he receives severance payments. If he resigns due to a decrease in his base salary or targeted annual bonus, a change in his position as Chief Financial Officer, or a change in his duties and responsibilities to the Company, and provided he resigns within three months of the occurrence of, and without having consented to, such event, Mr. Alpern will be entitled to receive the same severance benefits he would have been eligible to receive were his employment terminated by us without cause.

If we terminate his employment with or without cause, after completion of any period during which his eligibility for a bonus is to be determined, or a Bonus Period, but prior to the date when such bonus is to be paid, Mr. Alpern will be entitled to receive such bonus at the time it would have been paid but for the termination of his employment. If we terminate Mr. Alpern’s employment without cause prior to the completion of a Bonus Period, he will be entitled to receive a portion of the bonus at the time it would have been paid but for the termination of his employment, prorated for the portion of the Bonus Period that he was employed by the Company.

Under the employment agreement, cause is defined as any determination by our board of any of the following: (i) Mr. Alpern’s violation of any applicable material law or regulation respecting the business of the Company, (ii) Mr. Alpern’s commission of a felony or a crime involving moral turpitude, (iii) any act of dishonesty, fraud or misrepresentation in relation to his duties to the Company, (iv) Mr. Alpern’s uncured failure to perform in any material respect his duties under the agreement, (v) Mr. Alpern’s failure to attempt in good faith to implement a clear and reasonable directive from our board or to comply with any of our policies and procedures which failure is material and occurs after written notice from our board, (vi) any act of gross misconduct that is materially and demonstrably injurious to the Company, or (vii) Mr. Alpern’s breach of his fiduciary responsibility.

Outstanding Equity Awards as of December 31, 2013

The following table lists the outstanding equity awards held by our named executive officers as of December 31, 2013:

	Option awards
Name	Vesting commencement date	Number of securities underlying unexercised options exercisable(#)		Number of securities underlying unexercised options unexercisable(#)	Option exercise price ($)	Option expiration date
Shawn A. Jenkins	2/21/2007	847,458	(1)	—	$7.09	2/20/2017
President and CEO

Andrew L. Howell	7/1/2007	43,000	(1)	—	3.12	6/30/2017
Chief Operating Officer	4/30/2007	3,606	(1)	—	3.12	6/30/2017
	2/1/2008	25,000	(1)	—	3.14	2/1/2018
	7/1/2009	25,000	(1)	—	3.80	6/30/2019
	7/1/2010	64,062	(2)	10,938	5.38	6/30/2020
	10/1/2012	9,334	(3)	22,666	10.30	9/30/2022
	5/8/2013	—	(4)	65,000	13.53	5/7/2023

Milton A. Alpern	1/9/2012	96,716	(5)	105,128	8.11	1/31/2022
Chief Financial Officer	1/9/2012	5,805	(6)	6,310	9.33	6/30/2022
	10/1/2012	583	(3)	1,417	10.30	9/30/2022

(1)	This option is fully vested.

(2)	This option was granted on July 1, 2010 and vests over a four-year period with one-fourth (1/4) of the option granted vesting on July 1, 2011, the first anniversary of the vesting commencement date, and the balance of the option granted vesting ratably on a monthly basis over the following 36 months.

(3)	This option was granted on October 1, 2012 and vests over a four-year period with one-fourth (1/4) of the option granted vesting on October 1, 2013, the first anniversary of the vesting commencement date, and the balance of the option granted vesting ratably on a monthly basis over the following 36 months.

(4)	This option was granted on May 8, 2013 and vests over a four-year period with one-fourth (1/4) of the option granted vesting on May 8, 2014, the first anniversary of the vesting commencement date, and the balance of the option granted vesting ratably on a monthly basis over the following 36 months.

(5)	This option was granted on January 31, 2012 and vests over a four-year period with one-fourth (1/4) of the option granted vesting on January 9, 2013, the first anniversary of the vesting commencement date, and the balance of the option granted vesting ratably on a monthly basis over the following 36 months.

(6)	This option was granted on July 1, 2012 and vests over a four-year period with one-fourth (1/4) of the option granted vesting on January 9, 2013, the first anniversary of the vesting commencement date, and the balance of the option granted vesting ratably on a monthly basis over the following 36 months.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The following is a summary of each transaction or series of similar transactions since January 1, 2013, to which we were or are a party in which:

•	the amount involved exceeded or exceeds $120,000; and

•	any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Series A Preferred Stock Financing

In February 2007, we completed our Series A preferred stock financing, or the Series A financing, with the Goldman Funds. The Goldman Funds purchased an aggregate of 14,055,851 shares of our Series A preferred stock at a purchase price per share of $7.52, for an aggregate purchase price of $105.7 million. As of April 14, 2014, the Goldman Funds collectively held 45.37% of our outstanding capital stock. Upon closing the Series A financing, the Goldman Funds held certain board appointment rights pursuant to a voting agreement that terminated upon the closing of our IPO and was replaced by the Second Amended and Restated Voting Agreement. The Second Amended and Restated Voting Agreement is described in more detail under “Certain Relationships and Related-Party Transactions—Corporate Governance”. Additionally, upon closing the Series A financing, we granted the Goldman Funds board observation and other management rights pursuant to a management rights agreement, still in effect.

Affiliates of The Goldman Sachs Group, Inc. are the general partner, managing general partner or other manager of each of the Goldman Funds. In addition, each of the Goldman Funds is affiliated with or managed by Goldman, Sachs & Co., which is wholly owned, directly and indirectly, by The Goldman Sachs Group, Inc. Goldman, Sachs & Co. served as one of the lead underwriters in our IPO in September 2013.

Series B Preferred Stock Financing

In August 2010, we completed our Series B preferred stock financing, or the Series B financing, with Oak Investment Partners XII, L.P., pursuant to the Series B Preferred Stock Purchase Agreement. Oak Investment Partners purchased an aggregate of 2,441,009 shares of our Series B preferred stock at a purchase price per share of $12.29, for an aggregate purchase price of $30.0 million. As of April 14, 2014, Oak Investment Partners beneficially held 9.73% of our outstanding capital stock. Upon closing the Series B financing, Oak Investment Partners held certain board appointment rights that terminated upon the closing of our IPO and was replaced by the voting rights in the Second Amended and Restated Voting Agreement. The Second Amended and Restated Voting Agreement is described in more detail under “Certain Relationships and Related-Party Transactions—Corporate Governance”.

In connection with the Series B financing, we also entered into an Amended and Restated Voting Agreement with: our Series A investors, consisting of the Goldman Funds; our Series B investor, Oak Investment Partners; Mason Holland; the Holland Family Trust; and Shawn Jenkins, all of which we refer to collectively as the Key Holders. Under this agreement, the parties agreed that the holders of the Series A preferred stock, voting as a separate class, are entitled to elect two of our directors, the holders of the Series B preferred stock, voting as a separate class, are entitled to elect one of our directors, and Mason Holland and Shawn Jenkins, voting their common stock as a separate class, are entitled to elect two of our directors. The holders of the Series A preferred stock, Series B preferred stock, and common stock, voting together as a single class, are entitled to elect the balance of the total number of our directors.

In addition, each Key Holder agrees to vote his, her, or its shares such that the individuals nominated by GS Capital Partners VI Parallel, L.P., the individual nominated by Oak Investment Partners, and each of Mason Holland and Shawn Jenkins will continue to serve as board members. GS Capital Partners VI Parallel, L.P. will be entitled to designate two board members for as long as The Goldman Sachs Group, Inc. and its affiliates hold

10% or more of the fully diluted equity interest in our Company. Oak Investment Partners will be entitled to designate one board member for as long as Oak Investment Partners holds 5% or more of the fully diluted equity interest in our Company. Mason Holland and Shawn Jenkins will be designated as board members for as long as each holds shares equal to or in excess of 50% of the number of shares each beneficially held immediately after the completion of the Series B financing.

This agreement also provides for drag-along rights upon a sale of control of our Company or a transaction that qualifies as a liquidation event. This agreement terminated upon the closing of our IPO, at which time the voting rights provided by the Second Amended and Restated Voting Agreement became effective. The Second Amended and Restated Voting Agreement is described in more detail under “Certain Relationships and Related-Party Transactions—Corporate Governance”.

In addition, we granted Oak Investment Partners board observer and other management rights pursuant to a management rights agreement, still in effect.

In connection with the Series B financing, we entered into the Amended and Restated Investors’ Rights Agreement with the Key Holders. This agreement provides the Key Holders with registration rights, piggyback registration rights, certain information and board observation rights, and rights of first offer. These rights terminated upon the closing of our IPO and were replaced by those provided by the Second Amended and Restated Investors’ Rights Agreement. The Second Amended and Restated Investors’ Rights Agreement is described in more detail under “Certain Relationships and Related-Party Transactions—Corporate Governance”.

Landlord—Daniel Island Executive Center, LLC and DIEC II, LLC

We lease real property from Daniel Island Executive Center, LLC for use as our corporate headquarters in Charleston, South Carolina pursuant to two lease agreements. Each lease agreement has a term of 15 years, with an aggregate of $46.4 million of lease payments due over the remainder of the terms as of December 31, 2013. We made payments related to these agreements in the amount of $3.5 million for the year ended December 31, 2013, for leasing property from Daniel Island Executive Center, LLC.

On December 13, 2013, we executed a lease agreement with DIEC II, LLC to extend our campus in Charleston, South Carolina with a Customer Success Center and, at our option and under new leases, have either a four-story office building and/or a two-story welcome center built. The target commencement date of the lease agreement for the Customer Success Center is January 1, 2015 and runs for 15 years, with an aggregate of $81.5 million of lease payments due over the remainder of the term as of December 31, 2013. We incurred expenses related to this agreement in the amount of $23,000 for the year ended December 31, 2013.

Daniel Island Executive Center, LLC and DIEC II, LLC are South Carolina limited liability companies. The Holland Family Trust, with which Mason Holland (our Executive Chairman of the board and a significant stockholder) is affiliated, owns a supermajority interest in Daniel Island Executive Center. The Shawn Arthur Jenkins Living Trust, with which Shawn Jenkins (our President and CEO) is affiliated, owns the remaining minority interest in Daniel Island Executive Center. The Holland Family Trust and Shawn Arthur Jenkins Living Trust own DIEC II equally.

North American Jet Charter Group LLC

Mason Holland, our Executive Chairman of the board and a significant stockholder, is the supermajority owner of North American Jet Charter Group LLC, which periodically provides jet chartering services to us. For the year ended December 31, 2013, we incurred costs of $0.3 million chartering jets from North American Jet Charter Group.

Indemnification Agreements

Our certificate of incorporation and our bylaws provide that we shall indemnify our directors and officers to the fullest extent permitted by law. In addition, as permitted by the laws of the State of Delaware, we have entered into indemnification agreements with each of our directors. Under the terms of our indemnification agreements, we are required to indemnify each of our directors, to the fullest extent permitted by the laws of the State of Delaware, if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of our Company, and with respect to any criminal proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. We must indemnify our officers and directors against any and all (a) costs and expenses (including attorneys’ and experts’ fees, expenses and charges) actually and reasonably paid or incurred in connection with investigating, defending, being a witness in or participating in, or preparing to investigate, defend, be a witness in or participate in, and (b) judgments, fines, penalties and amounts paid in settlement in connection with, in the case of either (a) or (b), any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, by reason of the fact that (x) such person is or was a director or officer, employee, agent or fiduciary of our Company or (y) such person is or was serving at our request as a director, officer, employee or agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefits plan or other enterprise. The indemnification agreements will also require us, if so requested, to advance within 30 days of such request any and all costs and expenses that such director or officer incurred, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to be indemnified for such costs and expenses. Our bylaws also require that such person return any such advance if it is ultimately determined that such person is not entitled to indemnification by us as authorized by the laws of the State of Delaware.

We are not required to provide indemnification under our indemnification agreements for certain matters, including: (1) indemnification in connection with certain proceedings or claims initiated or brought voluntarily by the indemnitee; (2) indemnification related to disgorgement of profits made from the purchase or sale of securities of our company under Section 16(b) of the Exchange Act, or similar provisions of state statutory or common law; (3) indemnification that is finally determined, under the procedures and subject to the presumptions set forth in the indemnification agreements, to be unlawful; or (4) indemnification for liabilities for which the director has received payment under any insurance policy for such person’s benefit, our certificate of incorporation or bylaws or any other contract or otherwise, except with respect to any excess amount beyond the amount so received by such director or officer. The indemnification agreements will require us, to the extent that we maintain an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of our Company or of any other corporation, partnership, joint venture, trust, employee benefits plan or other enterprise that such person serves at the request of our Company, to cover such person by such policy or policies to the maximum extent available.

Employment Agreements

We have entered into employment agreements with certain of our executive officers that provide for salary, bonus and severance compensation. For more information regarding these employment agreements, see “Executive Compensation—Employment Agreements”.

Equity Issued to Executive Officers and Directors

We have granted stock options to our executive officers and directors, as more fully described in “Executive Compensation—Outstanding Equity Awards as of December 31, 2013” and “Management—Director Compensation”. In May 2013, we also sold 5,000 shares of our common stock to our director Frank Pelzer for $13.53 per share, which we deemed to be fair market value at that time.

Corporate Restructuring

In connection with our IPO, we changed our state of incorporation from South Carolina to Delaware. We effected this restructuring on September 13, 2013 by merging a newly formed South Carolina corporation, which was a wholly owned subsidiary of Benefitfocus, Inc., the Delaware corporation that conducted our IPO in September 2013, with Benefitfocus.com, Inc., the South Carolina corporation that conducts our business. All equity interests in Benefitfocus.com, Inc., including all outstanding shares of capital stock and rights to acquire capital stock of Benefitfocus.com, Inc., converted into equivalent equity interests of Benefitfocus, Inc. As a result of the restructuring, Benefitfocus.com became a wholly owned operating subsidiary of Benefitfocus, Inc.

Subsidiary of The Goldman Sachs Group

Due to the size of its voting and economic interest in our Company, we are deemed to be controlled by The Goldman Sachs Group and are therefore considered to be a “subsidiary” of The Goldman Sachs Group under the BHC Act. The BHC Act imposes regulations and requirements on The Goldman Sachs Group and on any company that is deemed to be controlled by The Goldman Sachs Group under the BHC Act and the regulations of the Board of Governors of the Federal Reserve System, or the Federal Reserve. We will remain subject to this regulatory regime until The Goldman Sachs Group is no longer deemed to control us for purposes of the BHC Act.

As a controlled subsidiary of The Goldman Sachs Group, we are restricted from engaging in activities that are not permissible under the BHC Act, or the rules and regulations promulgated thereunder. Additionally, we are subject to examination by the Federal Reserve and required to provide information and reports for use by the Federal Reserve under the BHC Act. We may also be subject to regulatory oversight and examination because we are a technology service provider to regulated financial institutions. We have agreed to certain covenants for the benefit of The Goldman Sachs Group that are intended to facilitate its compliance with the BHC Act, but that may impose certain obligations on our Company, as further described below.

Corporate Governance

In connection with our IPO, we entered into a Second Amended and Restated Voting Agreement with the Key Holders. Under this agreement, each Key Holder agrees to vote his, her, or its shares in favor of:

•	two individuals nominated by GS Capital Partners VI Parallel, L.P. (currently Messrs. DiSabato and Zia) for as long as The Goldman Sachs Group and its affiliates hold 10% or more of the fully diluted equity interest in our Company;

•	one individual nominated by Oak Investment Partners (currently Ms. Lamont) for as long as Oak Investment Partners holds 5% or more of the fully diluted equity interest in our Company; and

•	for each of Mason Holland and Shawn Jenkins for as long as each holds shares equal to or in excess of 50% of the number of shares each beneficially held upon entering into this agreement.

Additionally, each Key Holder agrees not to vote for the removal of the foregoing directors unless such removal is directed or approved by the party that nominated such director. This agreement also provides that, so long as a nominee of The Goldman Sachs Group or its affiliate serves as one of our directors and to the extent permitted by the NASDAQ Stock Market listing rules, that director has a right to serve on our nominating and corporate governance and compensation committees. This right will terminate when (i) we cease to be a “controlled company” under the NASDAQ Stock Market listing rules or (ii) an affiliate of The Goldman Sachs Group ceases to be, either alone or as part of a group, a stockholder of ours whose beneficial ownership of our voting stock results in us being a “controlled company”, whichever event occurs first. The agreement will terminate in September 2018, and will terminate as to any party at such time as such party no longer has a right to nominate a director pursuant to the agreement.

In connection with our IPO, we also entered into a Second Amended and Restated Investors’ Rights Agreement with the Key Holders. Pursuant to this agreement, the Key Holders have the right, subject to various conditions and limitations, to include their shares in registration statements relating to our securities. The holders of at least 66 2⁄3%, of the then outstanding shares subject to these registration rights have the right to demand that we register such shares under the Securities Act of 1933, as amended, or Securities Act, with respect to shares having an aggregate offering price of at least $5,000,000, and subject to other limitations. In addition, these holders are entitled to piggyback registration rights with respect to the registration under the Securities Act of shares of common stock. In the event that we propose to register any shares of common stock under the Securities Act either for our account or for the account of other security holders, the holders of shares having piggyback registration rights are entitled to receive notice of such registration and to include shares in any such registration, subject to limitations. Further, at any time after we become eligible to file a registration statement on Form S-3, the holders of at least 10% of the shares subject to these registration rights may require us to file registration statements under the Securities Act on Form S-3 with respect to shares of common stock having an aggregate offering price, net of selling expenses, of at least $500,000. To the extent that we qualify as a well-known seasoned issuer, or WKSI, at the time a requisite number of holders demand the registration of shares subject to these registration rights, we will file an automatic shelf registration statement covering the shares for which registration is demanded if so requested by the holders of such shares. These registration rights are subject to conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares of common stock held by such security holders to be included in such registration. All registration rights will terminate four years after the closing of our IPO.

Additionally, because of The Goldman Sachs Group’s status as a bank holding company under the Bank BHC Act, we are subject to certain covenants in the Second Amended and Restated Investor Rights Agreement for the benefit of The Goldman Sachs Group that are intended to facilitate compliance with the BHC Act. In particular, The Goldman Sachs Group has rights to conduct audits on, and access certain information of, our Company and has certain rights to review the policies and procedures that we implement to comply with the laws and regulations that relate to our activities. In addition, we are obligated to provide The Goldman Sachs Group with notice of certain events and business activities and cooperate with The Goldman Sachs Group to mitigate potential adverse consequences resulting therefrom. These covenants will remain in effect as long as the Federal Reserve deems us to be a “subsidiary” of The Goldman Sachs Group under the BHC Act.

Procedures for Approval of Related-Party Transactions

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving or ratifying any related-party transaction reaching a certain threshold of significance. In the course of its review and approval or ratification of a related-party transaction, the committee, among other things, considers, consistent with Item 404 of Regulation S-K, the following:

•	the nature and amount of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction; and

•	any other matters the audit committee deems appropriate.

Any member of the audit committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote respecting approval or ratification of the transaction. However, such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Holland, our Executive Chairman and member of our board of directors, served on our compensation committee until December 16, 2013. None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of another entity that has one or more executive officers serving on our board of directors or compensation committee. No interlocking relationship exists between any member of the board of directors or any member of the compensation committee (or other committee performing equivalent functions) of any other company.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Delaware law and our bylaws. We have not received any stockholder proposals for consideration at our 2014 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for the 2015 Annual Meeting of Stockholders, it must be delivered to our principal executive offices located at 100 Benefitfocus Way, Charleston, South Carolina 29492 by December 27, 2014; provided, however, that if the date of the 2015 annual meeting is more than 30 days before or after June 7, 2015, notice by the stockholder must be delivered not later than the close of business on the later of (1) the 90th day prior to the 2015 annual meeting or (2) the 10th day following the first public announcement of the date of the 2015 annual meeting.

Our bylaws permit any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an annual meeting of stockholders, not more than 90 and not less than 60 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the 10th business day following the date on which notice of such meeting is first given to stockholders. Stockholder notices must set forth the specific information as more fully described in our bylaws and in “Corporate Governance – Selection of Nominees for the Board of Directors”.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which our Company does not have notice prior to March 12, 2015.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability and/or Proxy Statement either now or in the future, please contact our Corporate Secretary either by calling 1-843-849-7476 or by mailing a request to Attn: Corporate Secretary, 100 Benefitfocus Way, Charleston, South Carolina 29492. Upon written or oral request to the Corporate Secretary, the Company will provide a separate copy of the Annual Report and this Proxy Statement and Notice. In addition, stockholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of proxy statements may request to receive a single Notice of Internet Availability or a single copy of proxy statements in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as filed with the SEC is accessible free of charge on our website at www.benefitfocus.com under About– Investor Relations – Financial Information – Annual Meeting Materials. The Annual Report on Form 10-K contains audited consolidated balance sheets of our Company as of December 31, 2013, 2012, and 2011, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity (deficit) and cash flows for each of the four years in the period ended December 31, 2013. You can request a copy of our Annual Report on Form 10-K free of charge by calling 1-843-849-7476 or sending an e-mail to ir@benefitfocus.com. Please include your contact information with the request.

OTHER MATTERS

The audit committee of our board of directors has selected the independent registered public accounting firm of Ernst & Young LLP, or EY, to audit our consolidated financial statements for the fiscal year ending December 31, 2014. EY has audited our financial statements annually since 2006. A representative of EY is expected to be present at the 2014 Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions. EY has advised us that it does not have, and has not had, any direct or indirect financial interest in our Company or its subsidiaries in any capacity. Notwithstanding the selection of EY, our audit committee, in its discretion, may appoint a different independent registered public accounting firm at any time, if it believes doing so would be in the best interests of our Company and our stockholders.

Other than those matters set forth in this Proxy Statement, we do not know of any additional matters to be submitted at the meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors recommends.

THE BOARD OF DIRECTORS

Dated: April 25, 2014

DIRECTIONS TO THE ANNUAL MEETING

Benefitfocus, Inc.

100 Benefitfocus Way

Charleston, South Carolina 29492

From the Airport

Follow the signs out of the airport to I-526 East. Follow I-526 East to Exit 24 (Daniel Island). Take your first right onto Fairchild Street. Take your first left onto Benefitfocus Way. Once you turn left onto Benefitfocus Way, you will pass the Benefitfocus Design & Engineering Building on your right and continue straight to reach our principal executive offices at 100 Benefitfocus Way.

From Downtown Charleston

Go north on Meeting Street toward I-26. Follow the road under the overpass and bear left onto I-26 West. Take I-26 West to I-526 East. Continue on I-526 East and take Exit 24 (Daniel Island). Take your first right onto Fairchild Street. Take your first left onto Benefitfocus Way. Once you turn left onto Benefitfocus Way, you will pass the Benefitfocus Design & Engineering Building on your right and continue straight to reach our principal executive offices at 100 Benefitfocus Way.

From South of Charleston

Take Highway 17 North to Charleston. When entering Charleston city limits, watch for sign: North Charleston 526E Right Lane. Stay in the right lane and continue on I-526 East. Follow I-526 East and take Exit 24 (Daniel Island). Take your first right onto Fairchild Street. Take your first left onto Benefitfocus Way. Once you turn left onto Benefitfocus Way, you will pass the Benefitfocus Design & Engineering Building on your right and continue straight to reach our principal executive offices at 100 Benefitfocus Way.

From North of Charleston

Take Highway 17 South to Charleston. Turn right onto I-526 West. Take Exit 24 (Daniel Island). Turn right onto Island Park Drive. Turn Right onto River Landing Drive. Take your first left onto Fairchild Street. Take your first left onto Benefitfocus Way. Once you turn left onto Benefitfocus Way, you will pass the Benefitfocus Design & Engineering Building on your right and continue straight to reach our principal executive offices at 100 Benefitfocus Way.

From West of Charleston

Take I-26 East to Charleston. Exit onto I-526 East. Continue on I-526 East to Exit 24 (Daniel Island). Take your first left onto Fairchild Street. Take your first left onto Benefitfocus Way. Once you turn left onto Benefitfocus Way, you will pass the Benefitfocus Design & Engineering Building on your right and continue straight to reach our principal executive offices at 100 Benefitfocus Way.

Exhibit A

BENEFITFOCUS.COM, INC.

2012 STOCK PLAN, AS AMENDED

Approved by the Board: August 26, 2013

Approved by the Stockholders: September 13, 2013

1.        Purpose. This 2012 Stock Plan (the “Plan”) is intended to provide incentives:

(a)        to employees of Benefitfocus.com, Inc., a South Carolina corporation (the “Company”), or its parent (if any) or any of its present or future subsidiaries (collectively, “Related Corporations”), by providing them with opportunities to purchase Common Stock (as defined below) of the Company pursuant to options granted hereunder that qualify as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”);

(b)        to directors, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase Common Stock of the Company pursuant to options granted hereunder that do not qualify as ISOs (Nonstatutory Stock Options, or “NSOs”);

(c)        to employees and consultants of the Company and Related Corporations by providing them with bonus awards of Common Stock of the Company (“Stock Bonuses”); and

(d)        to employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of Common Stock of the Company (“Purchase Rights”); and

(e)        to employees and consultants of the Company and Related Corporations by providing them with the right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof determined pursuant to a formula specified herein (“SARs”).

Both ISOs and NSOs are referred to hereafter individually as “Options,” and Options, Stock Bonuses, Purchase Rights and SARs are referred to hereafter collectively as “Stock Rights.” As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation,” respectively, as those terms are defined in Section 424 of the Code.

2.        Administration of the Plan.

(a)        The Plan shall be administered by (i) the Board of Directors of the Company (the “Board”) or (ii) a committee consisting of directors or other persons appointed by the Board (the “Committee”). The appointment of the members of, and the delegation of powers to, the Committee by the Board shall be consistent with applicable laws and regulations (including, without limitation, the Code, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule thereto (“Rule 16b-3”), and any applicable state law (collectively, the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b)        Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by an Applicable Law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority, in its discretion, to:

(i)        determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the classes of individuals and entities eligible under Section 3 to receive NSOs, Stock Bonuses, Purchase Rights and SARs) to whom NSOs, Stock Bonuses, Purchase Rights and SARs may be granted;

(ii)        determine the time or times at which Options, Stock Bonuses, Purchase Rights or SARs may be granted (which may be based on performance criteria);

(iii)        determine the number of shares of Common Stock subject to any Stock Right granted by the Committee;

(iv)        determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6 hereof, as appropriate, the purchase price of shares subject to each Purchase Right and the exercise price of each SAR, and to determine the form of consideration to be paid to the Company for exercise of such Option or purchase of shares with respect to a Purchase Right;

(v)        determine whether each Option granted shall be an ISO or NSO;

(vi)        determine (subject to Section 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

(vii)        determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Stock Bonuses and Purchase Rights and the nature of such restrictions, if any;

(viii)        approve forms of agreement for use under the Plan;

(ix)        determine the Fair Market Value (as defined in Section 6(d) below) of a Stock Right or the Common Stock underlying a Stock Right;

(x)        accelerate vesting on any Stock Right or to waive any forfeiture restrictions, or to waive any other limitation or restriction with respect to a Stock Right;

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(xi)        reduce the exercise price of any Stock Right if the Fair Market Value of the Common Stock covered by such Stock Right shall have declined since the date the Stock Right was granted;

(xii)        institute a program whereby outstanding Options can be surrendered in exchange for Options with a lower exercise price;

(xiii)        modify or amend each Stock Right (subject to Section 8(d) of the Plan) including the discretionary authority to extend the post-termination exercisability period of Stock Rights longer than is otherwise provided for by terms of the Plan or the Stock Right;

(xiv)        construe and interpret the Plan and Stock Rights granted hereunder and prescribe and rescind rules and regulations relating to the Plan; and

(xv)        make all other determinations necessary or advisable for the administration of the Plan.

If the Committee determines to issue a NSO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

(c)        The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by written consent in lieu of a meeting and to meet telephonically. Acts by a majority of the Committee, approved in person at a meeting or in writing, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed.

(d)        Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company’s Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

(e)        To the extent that Stock Rights are to be qualified as “performance-based” compensation within the meaning of Section 162(m) of the Code, the Plan shall be administered by a committee consisting of two or more “outside directors” as determined under Section 162(m) of the Code.

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3.        Eligible Employees and Others.

(a)        Eligibility. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers of the Company who are not employees may not be granted ISOs under the Plan. NSOs, Stock Bonuses, Purchase Rights and SARs may be granted to any director, employee or consultant of the Company or any Related Corporation. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights.

(b)        Special Rule for Grant of Stock Rights to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of a Stock Right, the timing of the Stock Right grant, the exercise price, if any, of the Stock Right and the number of shares subject to the Stock Right shall be determined either (i) by the Board or (ii) by a committee of the Board that is composed solely of two or more Non-Employee Directors having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person is defined as such under Rule 16b-3(b)(3), as interpreted from time to time.

(c)        Annual Limitation for Employees. To the extent the Company is subject to Section 162(m) of the Code, no employee shall be eligible to be granted Stock Rights covering more than 4,044,525 shares of Common Stock during any calendar year.

4.        Stock. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, no par value per share, or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 6,544,525 shares of Common Stock, less any shares issued or subject to outstanding Options under the Company’s Amended and Restated 2000 Stock Option Plan (the “2000 Plan”), subject to adjustment as provided herein. Any such shares may be issued as ISOs, NSOs or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights or exercises pursuant to SARs, so long as the number of shares so issued does not exceed such aggregate number, as adjusted. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 15, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related Option. If any Option or SAR granted under the Plan or under the 2000 Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and SARs and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan. Shares of Common Stock which are withheld to pay the exercise price of an Option and/or any related withholding obligations shall not be available for issuance under the Plan.

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5.        Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after the Effective Date, as set forth in Section 16, and prior to 10 years thereafter. The date of grant of a Stock Right under the Plan will be the date specified by the Board or Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Committee acts. The Board or Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to an NSO pursuant to Section 17.

6.        Minimum Price; ISO Limitations.

(a)        The price per share specified in the agreement relating to each NSO, Stock Bonus, Purchase Right or SAR granted under the Plan shall be established by the Board or Committee, taking into account any noncash consideration to be received by the Company from the recipient of Stock Rights.

(b)        The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the Fair Market Value per share of such Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110% of the Fair Market Value per share of such Common Stock on the date of the grant.

(c)        To the extent that the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceeds $100,000; or such higher value as permitted under Code Section 422 at the time of determination, such Options will be treated as NSOs, provided that this Section shall have no force or effect to the extent that its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422 of the Code. The rule of this Section 6(c) shall be applied by taking Options in the order in which they were granted.

(d)        “Fair Market Value” on any date means (i) if the Common Stock is readily tradable on an established securities market (as defined in Section 1.897-1(m) of the final regulations issued by the United States Treasury pursuant to the Code (the “Treasury Regulations”), the closing sales price of the Common Stock on the trading day immediately preceding such date on the securities exchange having the greatest volume of trading in the Common Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Common Stock is not traded on an established securities market (as defined in Section 1.897-1(m) of the Treasury Regulations), the fair market value as determined in good faith by the Board of the Committee by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the company; factors to be considered may include, as applicable, the

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value of tangible and intangible assets of the Company, the present value of future cash-flows of the Company, the market value of stock or equity interests in similar corporations which can be readily determined through objective means (such as through trading prices on an established securities market or an amount paid in an arm’s length private transaction), and other relevant factors such as control premiums or discounts for lack of marketability. For purposes of the foregoing sentence, a valuation prepared in accordance with any of the methods set forth in Section 1.409A-1(b)(5)(iv)(B)(2) of the Treasury Regulations, consistently used, shall rebuttably be presumed to result in a reasonable valuation. This paragraph is intended to comply with the definition of “fair market value” contained in Section 1.409A-1(b)(5)(iv) of the Treasury Regulations, and should be interpreted consistently therewith.

7.        Option Duration. Subject to earlier termination as provided in Sections 9 and 10, each Option shall expire on the date specified by the Board or Committee, but not more than:

(a)        10 years from the date of grant in the case of NSOs;

(b)        10 years from the date of grant in the case of ISOs generally; and

(c)        five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation.

Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into an NSO pursuant to Section 17.

8.        Exercise of Options. Subject to the provisions of Section 9 through Section 12 of the Plan, each Option granted under the Plan shall be exercisable as follows:

(a)        the Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board or Committee may specify;

(b)        once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board or Committee;

(c)        each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable; and

(d)        the Board or Committee shall have the right to accelerate the date of exercise of any installment of any Option, provided that the Board or Committee shall not accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into an NSO pursuant to Section 17) without the prior consent of such

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employee if such acceleration would violate the annual vesting limitation contained in Section 422 of the Code, as described in Section 6(c).

Notwithstanding anything to the contrary in this Agreement, any Option with an exercise price less than the Fair Market Value of Common Stock on the date of grant of such Option must be exercised no later than March 15th of the year following the calendar year in which the Option vests.

9.        Termination of Employment. If a grantee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 10, unless otherwise specified in the instrument granting such Stock Right, the grantee shall have the continued right to exercise any Stock Right held by him or her, to the extent of the number of shares with respect to which he or she could have exercised it on the date of termination until the Stock Right’s specified expiration date; provided, however, in the event the grantee exercises any ISO after the date that is three months following the date of termination of employment, such ISO will automatically be converted into an NSO subject to the terms of the Plan. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such grantee’s right to reemployment with the Company is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Company shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the grantee after the approved period of absence; and provided that the foregoing approval requirement shall not apply to a leave of absence guaranteed by statute or contract. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation.

For purposes of this Plan, a change in status from employee to a consultant, or from a consultant to employee, will not constitute a termination of employment, provided that a change in status from an employee to consultant may cause an ISO to become an NSO under the Code.

NOTHING IN THE PLAN SHALL BE DEEMED TO GIVE ANY GRANTEE OF ANY STOCK RIGHT THE RIGHT TO BE RETAINED IN EMPLOYMENT OR OTHER SERVICE BY THE COMPANY OR ANY RELATED CORPORATION FOR ANY PERIOD OF TIME OR TO AFFECT THE AT-WILL NATURE OF ANY EMPLOYEE’S EMPLOYMENT.

10.        Death; Disability.

(a)        If a grantee ceases to be employed by the Company and all Related Corporations by reason of death, or if a grantee dies within three months of the date his or her employment or other affiliation with the Company has been terminated, any Stock Right held by him or her may be exercised to the extent of the number of shares with respect to which he

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or she could have exercised said Stock Right on the date of death, by his or her estate, personal representative or beneficiary who has acquired the Stock Right by will or by the laws of descent and distribution (the “Successor Grantee”), unless otherwise specified in the instrument granting such Stock Right, prior to the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date; provided, however, that a Successor Grantee shall be entitled to ISO treatment under Section 421 of the Code only if the deceased optionee would have been entitled to like treatment had he or she exercised such Option on the date of his or her death; and provided further in the event the Successor Grantee exercises an ISO after the date that is one year following the date of termination by reason of death, such ISO will automatically be converted into a NSO subject to the terms of the Plan.

(b)        If a grantee ceases to be employed by the Company and all Related Corporations by reason of disability, he or she shall continue to have the right to exercise any Stock Right held by him or her on the date of termination until, unless otherwise specified in the instrument granting such Stock Right, the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date; provided, however, in the event the grantee exercises an ISO after the date that is one year following the date of termination by reason of disability, such ISO will automatically be converted into a NSO subject to the terms of the Plan. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.

(c)        The provisions of subsections (a) and (b) of this Section 10 regarding the exercise period of a Stock Right may be waived, extended or further limited, in the discretion of the Board or Committee, in an instrument granting a Stock Right that is not an ISO.

11.      Transferability and Assignability of Stock Rights.

(a)        Unless approved by the Committee, no ISO granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. An ISO may be exercised during the lifetime of the optionee only by the optionee.

(b)        Unless approved by the Committee, no NSO, Purchase Right or SAR may be transferable by the grantee except (i) to the grantee’s family members or (ii) by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. For purposes of the Plan, a grantee’s “family members” shall be deemed to consist of his or her spouse, parents, children, grandparents, grandchildren and any trusts created for the benefit of such individuals. A family member to whom any such Stock Right has been transferred pursuant to this Section 11(b) shall be hereinafter referred to as a “Permitted Transferee”. A Stock Right shall be transferred to a Permitted Transferee in accordance with the foregoing provisions, and subject to all the provisions of the Stock Right Agreement and this Plan, by the execution by the grantee and the transferee of an assignment in writing in such form approved by the Board or the Committee. The Company shall not be required to recognize the rights of a Permitted Transferee until such time as it receives a copy of the assignment from the grantee.

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12.        Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 and Section 15 hereof and may contain such other provisions as the Board or Committee deems advisable that are not inconsistent with the Plan, including restrictions (or other conditions deemed by the Board or Committee to be in the best interests of the Company) applicable to the exercise of Options or to shares of Common Stock issuable upon exercise of Options. In granting any NSO, the Board or Committee may specify that such NSO shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Committee may determine. The Board or Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.      Adjustments. Upon the occurrence of any of the following events, the rights of a recipient of a Stock Right granted hereunder shall be adjusted as hereinafter provided, unless otherwise provided in the written agreement between the recipient and the Company relating to such Stock Right.

(a)        If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of outstanding Stock Rights shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price (if any) per share to reflect such subdivision, combination or stock dividend.

(b)        If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), unless otherwise provided by the Board or Committee, in its sole discretion, the Board or Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, as to outstanding Stock Rights, make appropriate provision for the continuation of such Stock Rights by either assumption of such Stock Rights or by substitution of such Stock Rights with an equivalent award. For Stock Rights that are so assumed or substituted, in the event of a termination of grantee’s employment or consulting relationship by the Company or its successor other than For Cause (as defined below) or by grantee for Good Reason (as defined below) within 60 days prior to and 180 days after an Acquisition, all Stock Rights held by such grantee shall become vested and immediately and fully exercisable and all forfeiture restrictions shall be waived. If the Board, the Committee, or the Successor Board does not make appropriate provisions for the continuation of such Stock Rights by either assumption or substitution, unless otherwise provided by the Board or Committee in its sole discretion, Stock Rights shall become vested and fully and immediately exercisable and all forfeiture restrictions shall be waived and all Stock Rights not exercised at the time of the closing of such Acquisition shall terminate notwithstanding anything to the contrary in Section 9 hereof.

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For purposes of this Plan, “For Cause” shall mean the termination of a grantee’s status as an employee, a director or consultant (as applicable) for any of the following reasons, as determined by the Committee in its sole discretion; provided, that, with respect to an employee that is party to an agreement with the Company where a termination for cause is defined in such agreement, the definition in such agreement shall govern the determination under this Section 13: (i) a grantee who is a consultant and who commits a material breach of any consulting, noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement; (ii) a grantee who is an employee or a consultant and who is convicted (including a trial, plea of guilty or plea of nolo contendere) for committing an act of fraud, embezzlement, theft, or other act constituting a felony; (iii) a grantee who is an employee or a consultant and who willfully engages in gross misconduct or willfully violates a Company or a subsidiary policy in any material respect; or (iv) a grantee who is a Company employee and who commits a material breach of any noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement.

For purposes of this Plan, a termination for “Good Reason” shall mean the resignation of an employee within 30 days after the following actions: (i) without the express written consent of employee, the Company assigns duties which are materially inconsistent with employee’s position, duties and status; (ii) any action by the Company which results in a material diminution in the position, duties or status of employee or any transfer or proposed transfer of employee for any extended period to a location more than 35 miles away from such employees’ principal place of employment, except for a transfer or proposed transfer for strategic reallocations of the personnel reporting to employee; or (iii) the Company reduces the base annual salary of employee, as the same may hereafter be increased from time to time.

(c)        In the event of a transaction, including without limitation, a recapitalization or reorganization of the Company (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee or grantee upon exercising an a Stock Right shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised the Stock Right immediately prior to such recapitalization or reorganization.

(d)        In the event of the proposed dissolution or liquidation of the Company, each Stock Right will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or Committee.

(e)        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Right. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company.

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(f)        No fractional shares shall be issued under the Plan and any optionee who would otherwise be entitled to receive a fraction of a share upon exercise of a Stock Right shall receive from the Company cash in lieu of such fractional shares in an amount equal to the Fair Market Value of such fractional shares, as determined in the sole discretion of the Board or Committee.

(g)        Upon the happening of any of the foregoing events described in subsections (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Stock Rights that previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described. The Board or Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2, its determination shall be conclusive.

14.      Means of Exercising Stock Rights.

(a)        Except as otherwise provided in this Plan or the instrument evidencing the Stock Right, a Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address to the attention of its President. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor, if any, payable as follows (a) in United States dollars in cash or by check, (b) at the discretion of the Board or Committee, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at a market rate that is no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (c) at the discretion of the Board or Committee, through the surrender of shares of Common Stock then issuable upon exercise of the Stock Right having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Stock Right and/or any related withholding tax obligations, (d) at the discretion of the Board or the Committee, through the delivery of already-owned shares of Common Stock having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Stock Right and/or any related withholding tax obligations, (e) at the discretion of the Board or Committee, delivery of a notice that the grantee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Stock Right and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Stock Right exercise price, provided that payment of such proceeds is then made to the Company upon settlement of the sale, or (f) at the discretion of the Board or Committee, by any combination of (a), (b, (c), (d) or (e), or such other consideration and method of payment for the issuance of shares to the extent permitted by applicable law or the Plan. If the Board or Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d), (e) or (f) of the preceding sentence, the term of exercise shall be evidenced by the terms set forth in the written agreement evidencing the grant of the Stock Right. The shares of Common Stock delivered by a grantee pursuant to clause (d) above must have been held by grantee for a period of not less than one year prior to the exercise of the Stock Right, unless otherwise determined by the Board or the Committee. The holder of a

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Stock Right shall not have the rights of a stockholder with respect to the shares covered by the Stock Right until the date of issuance of a stock certificate for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b)        The Company shall not be required to issue or deliver any certificate for shares of Common Stock issued upon the exercise of any Stock Right granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

(i)        the admission of such shares to listing on all stock exchanges on which the Common Stock is listed, if any;

(ii)        the completion of any registration or other qualification of such shares which the Board or Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the United States Securities and Exchange Commission (the “SEC”) or any other governmental regulatory body, or the determination by the Company, with the advice of legal counsel, that exemptions are available from such registration and qualification;

(iii)        the obtaining of any approval or other clearance from any federal or state governmental agency or body which the Board or Committee shall determine to be necessary or advisable; and

(iv)        the lapse of such reasonable period of time following the exercise of the Option as the Board or Committee from time to time may establish for reasons of administrative convenience.

Stock certificates issued and delivered to grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to Stock Rights shall relieve the Company of any liability whit respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall, however, use its commercially reasonable efforts to obtain all such approvals.

15.      Stock Appreciation Rights. An SAR may be granted (a) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the Option), or (b) alone, without reference to any related Option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the

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holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of the shares of Common Stock subject thereto on the date of grant. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)        the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the shares of Common Stock under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 13); by

(b)        the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 8 on the date of surrender. Any ISO surrendered pursuant to the provisions of this Section 15 shall be deemed to have been converted into a NSO immediately prior to such surrender.

16.      Term and Amendment of Plan. This Plan was adopted by the Board in December 2011 (the “Effective Date”), subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company. The Plan will be approved by the stockholders of the Company within one year of the Effective Date. The Plan shall expire 10 years after the Effective Date (except as to Stock Rights outstanding on that date). Subject to the provisions of Section 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, subject to any approvals required under Applicable Laws or any securities exchange listing requirements; except that without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:

(a)        the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Section 13);

(b)        the provisions of Section 3 regarding eligibility for grants of ISOs may not be modified;

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(c)        the provisions of Section 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section 13); and

(d)        the expiration date of the Plan may not be extended.

Except as provided in Section 13(b) and the fifth sentence of this Section 16, in no event may action of the Board or stockholders adversely alter or impair the rights of a grantee, without his or her consent, under any Stock Right previously granted.

17.      Conversion of ISOs into NSOs; Termination of ISOs. The Board or Committee, with the consent of any optionee, may in its discretion take such actions as may be necessary to convert an optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs. These actions may include, but not be limited to, accelerating the exercisability, extending the exercise period or reducing the exercise price of the appropriate installments of optionee’s Options. At the time of such conversion, the Board or Committee (with the consent of the optionee) may impose these conditions on the exercise of the resulting NSOs as the Board or Committee in its discretion may determine, provided that the conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into NSOs, and no conversion shall occur until and unless the Board or Committee takes appropriate action. The Board or Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of termination.

18.      Governmental Regulation. The Company’s obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

19.      Withholding of Additional Income Taxes.

(a)        Upon the exercise of an NSO or SAR, the grant of a Stock Bonus or Purchase Right for less than the Fair Market Value of the Common Stock, the making of a Disqualifying Disposition (as defined in Section 20), or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code and any applicable state statute or regulation, may require the optionee, Stock Bonus or SAR recipient or purchaser to pay to the Company additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income. With respect to (a) the exercise of an Option, (b) the grant of a Stock Bonus, (c) the grant of a Purchase Right of Common Stock for less than its Fair Market Value, (d) the vesting of restricted Common Stock acquired by exercising a Stock Right, or (e) the exercise of an SAR, the Committee in its discretion may condition such event on the payment by the optionee, Stock Bonus recipient or purchaser of any such additional withholding taxes.

(b)        At the sole and absolute discretion of the Committee, the holder of Stock Rights may pay all or any part of the total estimated federal and state income tax liability

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arising out of the exercise or receipt of such Stock Rights, the making of a Disqualifying Disposition, or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder (each of the foregoing, a “Tax Event”) by tendering already-owned shares of Common Stock or (except in the case of a Disqualifying Disposition) by directing the Company to withhold shares of Common Stock otherwise to be transferred to the holder of such Stock Rights as a result of the exercise or receipt thereof in an amount equal to the estimated federal and state income tax liability arising out of such event, provided that no more shares may be withheld than are necessary to satisfy the holder’s actual minimum withholding obligation with respect to the exercise of Stock Rights. In such event, the holder of Stock Rights must, however, notify the Committee of his or her desire to pay all or any part of the total estimated federal and state income tax liability arising out of a Tax Event by tendering already-owned shares of Common Stock or having shares of Common Stock withheld prior to the date that the amount of federal or state income tax to be withheld is to be determined. For purposes of this Section 19(b), shares of Common Stock shall be valued at their Fair Market Value on the date that the amount of the tax withholdings is to be determined.

20.      Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition (as defined below) of any Common Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before either (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21.      Electronic Delivery. The Board may, in its sole discretion, decide to deliver any documents related to any Stock Rights granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a recipient’s consent to participate in the Plan by electronic means. Each recipient of securities hereunder consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout recipient’s term of employment or service with the Company and thereafter until withdrawn in writing by recipient.

22.      Data Privacy. The Board may, in its sole discretion, decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Stock Right for the exclusive purpose of implementing, administering and managing participation in the Plan. Each recipient of securities hereunder acknowledges that the Company holds certain personal information about the recipient, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Stock Rights awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each recipient of securities hereunder further acknowledges that Data may be transferred to

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any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and recipient authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any shares of Common Stock acquired upon any Stock Right.

23.      Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of South Carolina. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24.      Lock-up Agreement. Each recipient of securities hereunder agrees, in connection with the first registration with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, of the public sale of the Company’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section 22. Each such recipient agrees to execute a form of agreement reflecting the foregoing restrictions as requested by the underwriters managing such offering.

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Appendix with Additional Provisions Applicable to

Restricted Stock and Restricted Stock Unit Awards

Approved by the Board: April 7, 2014

Approved by the Stockholders: —, 2014

This Appendix is an amendment to the BENEFITFOCUS.COM, INC. 2012 STOCK PLAN, AS AMENDED (the “Stock Plan”) to establish authority and procedures for granting and administering Stock Rights as defined in the Stock Plan that are Restricted Stock or Restricted Stock Units, as defined below.

1.        Coordination with Stock Plan. Provisions of the Stock Plan and terms defined in the Stock Plan (without regard to this Appendix) shall be applicable in this Appendix, except to the extent that this Appendix specifically provides otherwise.

2.        Effective Date. This Appendix is effective as of April 7, 2014, subject to the approval of the stockholders of the Corporation to meet the requirements of Section 162(m) of the Code and the regulations thereunder. At the sole discretion of the Board or the Restricted Stock Interests Committee (as defined below), in order to comply with the requirements of Section 162(m) of the Code, the business measures set forth in Section 5 below that may be used for Performance Goals for awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be reapproved by the stockholders of the Corporation no later than the first meeting of such stockholders that occurs in the fifth calendar year following the calendar year in which such stockholders previously approved such business measures for such purpose.

3.        Definitions. “Restricted Stock” is a type of Stock Bonus. It is Common Stock of the Company that may be subject to vesting based on service or performance of goals. A “Restricted Stock Unit” or “RSU” is a type of Stock Bonus that may be vested based on service or performance of goals. It is a unit that is converted into one share of Common Stock of the Company at the time of payment. Restricted Stock and RSUs are referred to collectively herein as “Restricted Stock Interests”. “Restricted Stock Interest Target” means the maximum number of Restricted Stock Interests that may be earned by an individual under an award. “Restricted Stock Interests Committee” shall initially be the Compensation Committee of the Company’s Board of Directors, which Compensation Committee currently consists entirely of outside directors within the meaning of Section 162(m) of the Code. In any event, the Restricted Stock Interests Committee shall consist of at least two outside directors of the Company who are also members of the Compensation Committee.

4.        Administration of the Restricted Stock Interests. Awards of Restricted Stock Interests for individuals other than those employees who are covered employees within the meaning of Section 162(m) of the Code (each a “Covered Employee”) shall be granted and administered by the Committee. Awards of Restricted Stock Interests for Covered Employees shall be granted and administered by the Restricted Stock Interests Committee. The Restricted Stock Interests Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan and shall have authority and discretion to determine the terms and conditions of the awards granted to eligible Covered Employees (each a “Participant”). All questions of interpretation, administration, and application of the Plan as it relates to Covered Employees shall be determined by a majority of the members of the Restricted Stock Interests Committee then in office, except that the Restricted Stock Interests Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Restricted Stock Interests Committee. The determination of such majority shall be final and binding in all matters relating to the Plan.

5.        Terms of Awards. No later than 90 days after the commencement of each fiscal year of the Company, the Restricted Stock Interests Committee shall establish for each Covered Employee who is a Participant to whom an award of Restricted Stock Interests is granted (i) Performance Goals (“Performance Goals”) for such fiscal year or such fiscal year and subsequent years (each, as set by the Restricted Stock Interests Committee, a “Performance Period”) and (ii) the Restricted Stock Interest Target that corresponds to the Performance Goals.

The Performance Goals upon which the payment or vesting of an award for a Covered Employee may be based shall be limited to the following business measures, which may be applied with respect to the Company, any business unit, or, if applicable, any Participant, and which may be measured on an absolute or relative to a peer-group or other market measure basis:

•	corporate operating profit;
•	business unit operating profit;
•	revenue;
•	net revenue;
•	new business authorizations;
•	backlog;
•	customer cancellation rate;
•	total shareholder return;
•	stock price increase;
•	return on equity;
•	return on capital;
•	earnings per share;
•	gross profit;
•	adjusted gross profit (profit before depreciation and amortization expense, as well as stock-based compensation expense);
•	EBIT (earnings before interest and taxes);
•	EBITDA (earnings before interest, taxes, depreciation and amortization);
•	adjusted EBITDA (earnings before net interest and other expense, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill);
•	ongoing earnings;
•	cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital);
•	EVA (economic value added);

•	economic profit (net operating profit after tax, less a cost of capital charge);
•	SVA (shareholder value added);
•	net income (minimum);
•	net loss (maximum);
•	operating income;
•	pre-tax profit margin;
•	performance against business plan;
•	customer service;
•	corporate governance quotient or rating;
•	market share;
•	employee satisfaction;
•	safety;
•	employee engagement;
•	supplier diversity;
•	workforce diversity;
•	operating margins;
•	credit rating;
•	dividend payments;
•	expenses;
•	retained earnings;
•	completion of acquisitions, divestitures and corporate restructurings;
•	construction projects;
•	new technology, service or product development;
•	environmental efforts; and
•	individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or more business criteria in the areas of litigation, human resources, information services, production, inventory, support services, facility development, government relations, market share or management.

Alternatively, the Restricted Stock Interests Committee may grant Restricted Stock Interests that are not conditioned upon the performance of a Performance Goal to Participants who are Covered Employees if the award is not intended to qualify as performance-based compensation under Section 162(m) of the Code.

6.        Limitation on Awards. The aggregate number of Restricted Stock Interests granted in awards to any Participant for any Performance Period shall not exceed 4,044,525.

7.        Determination of Award. The Restricted Stock Interests Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, certify in writing whether any Performance Goal for a Covered Employee has been achieved, and, if so, the highest Performance Goal that has been achieved, all in the manner required by Section 162(m) of the Code. If any Performance Goal has been achieved, the awards, determined for each Participant with reference to the Restricted Stock Interest Target that corresponds to the highest Performance Goal achieved, for such Performance Period shall have been earned except that the Restricted Stock Interests Committee may, in its sole discretion, reduce the amount of any award to reflect the Restricted Stock Interests Committee’s assessment of the Participant’s individual performance, or for any other reason. Such awards of RSUs shall be payable with shares of Common Stock of the Company by March 31 of the calendar year following the calendar year in which the Performance Period ends. Such awards of Restricted Stock shall become vested as of the end of the Performance Period. In the event a Participant terminates employment with the Company for any reason, including without limitation death or disability, prior to the payment of an RSU award or the vesting of Restricted Stock, the Participant shall not be entitled to payment or vesting of the award, unless otherwise determined by the Restricted Stock Interests Committee in its sole discretion. However, Participants in the United States on an approved military leave of absence or a Family Medical Leave of Absence on the payment date for an award shall be eligible to receive the award.

8.        Compliance with Code Section 409A. The intent of this Appendix is that payments of awards will be exempt from or comply with Section 409A of the Code, as amended, and the regulations and guidance promulgated thereunder (collectively, “Section 409A”) and, in this connection, the Appendix shall be interpreted to be exempt or in compliance with Section 409A.

9.        Termination and Amendment. This Appendix shall continue in effect until terminated by the Board or the Restricted Stock Interests Committee. The Restricted Stock Interests Committee may at any time amend or otherwise modify the Appendix in such respects as it deems advisable; provided, however, no such amendment or modification may be effective without Board approval or Company stockholder approval if such approval is necessary to comply with the requirements for qualified performance-based compensation under Section 162(m) of the Code.

Exhibit B

BENEFITFOCUS, INC.

MANAGEMENT INCENTIVE BONUS PROGRAM

1.	PURPOSE

The purpose of this Management Incentive Bonus Program (“Bonus Program”) is to reward eligible employees of Benefitfocus, Inc. (the “Company”) based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives and to share the success and risks of the Company based upon achievement of business goals. The Bonus Program is designed to ensure that the annual bonus paid hereunder to executive officers of the Company is deductible without limit under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the “Code”). This Bonus Program is subject to approval by Company stockholders.

2.	COVERED INDIVIDUALS

The individuals entitled to bonus payments hereunder shall be select members of management, including the executive officers of the Company, as determined by the Management Incentive Committee (the “Committee”).

3.	THE COMMITTEE

(a)        The Committee shall initially be the Compensation Committee of the Company’s Board of Directors, which Compensation Committee currently consists entirely of outside directors within the meaning of Section 162(m) of the Code. In any event, the Committee shall consist of at least two outside directors of the Company who are also members of the Compensation Committee. The Committee shall have the sole discretion and authority to administer and interpret the Bonus Program in accordance with Section 162(m) of the Code.

(b)        Subject to the express provisions and limitations set forth in the Bonus Program, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Bonus Program, including, without limitation, the following:

(i)	To prescribe, amend and rescind rules and regulations relating to the Bonus Program and to define terms not otherwise defined herein;

(ii)	To determine which individuals are eligible to be paid bonuses hereunder and to which of such participants, if any, bonuses hereunder are actually paid;

(iii)	To verify the extent to which the Company has satisfied any performance goals or other conditions applicable to the payment of bonuses under the Bonus Program;

(iv)	To prescribe and amend the terms of any agreements or other documents under the Bonus Program (which need not be identical);

(v)	To determine whether, and the extent to which, adjustments are required pursuant to Section 4;

(vi)	To interpret and construe the Bonus Program, any rules and regulations under the Bonus Program, and the terms and conditions of any incentive opportunities provided hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(vii)	To make all other determinations deemed necessary or advisable for the administration of the Bonus Program.

(c)        All decisions, determinations and interpretations by the Committee regarding the Bonus Program shall be final and binding on all individuals who are participants under the Bonus Program. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select. An individual or other person claiming any benefits under the Bonus Program may contest a decision or action by the Committee with respect to such person or an actual or potential bonus under the Bonus Program only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

4.	AMOUNT AND TERMS OF BONUS

Bonus payments hereunder are made in cash. The amount and terms for payment of a bonus for a participant will be established by the Committee at its discretion, but within the limits and restrictions of this section. The bonus hereunder shall be paid to the participant only to the extent that performance goals established by the Committee for a performance period are met.

The business measures that may be used by the Committee to establish the performance goals are limited to one or more of the following, which may be applied with respect to our Company or any business unit and may be measured on absolute terms or relative to a peer-group or other market measure basis:

•	corporate operating profit;
•	business unit operating profit;
•	revenue;
•	net revenue;
•	new business authorizations;

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•	backlog;
•	customer cancellation rate;
•	total shareholder return;
•	stock price increase;
•	return on equity;
•	return on capital;
•	earnings per share;
•	gross profit;
•	adjusted gross profit (profit before depreciation and amortization expense, as well as stock-based compensation expense);
•	EBIT, or earnings before interest and taxes;
•	EBITDA, or earnings before interest, taxes, depreciation and amortization;
•	adjusted EBITDA, or earnings before net interest and other expense, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill;
•	ongoing earnings;
•	cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital);
•	EVA, or economic value added;
•	economic profit (net operating profit after tax, less a cost of capital charge);
•	SVA, or shareholder value added;
•	net income (minimum);
•	net loss (maximum);
•	operating income;
•	pre-tax profit margin;
•	performance against business plan;
•	customer service;
•	corporate governance quotient or rating;
•	market share;
•	employee satisfaction;
•	safety;
•	employee engagement;
•	supplier diversity;
•	workforce diversity;
•	operating margins;
•	credit rating;
•	dividend payments;
•	expenses;
•	retained earnings;
•	completion of acquisitions, divestitures and corporate restructurings;
•	construction projects;
•	new technology, service or product development;
•	environmental efforts; and

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•	individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or more business criteria in the areas of litigation, human resources, information services, production, inventory, support services, facility development, government relations, market share or management.

The term “performance period” shall mean the period for which the bonus is payable. The terms of the bonus opportunity for a participant shall be established by the Committee within the earlier of: 90 days of the beginning of the performance period for which the bonus will be earned, the expiration of 25% of the performance period, or the date where the outcome of the qualification for the payment of the bonus opportunity is no longer substantially uncertain.

The bonus opportunity must be based on one or more of the foregoing business measures and the amount must be determined according to a formula that is objectively applied based on the extent to which the objectively determinable performance goals established by the Committee are met. However, in its sole discretion, the Committee may reduce, but may not increase, an individual’s bonus calculated under the preceding formula. In determining the amount of any reduced bonus, the Committee reserves the right to apply subjective, discretionary criteria to determine a revised bonus amount. In any event the maximum bonus payment for a participant for a performance period is 200% of the participant’s base salary as in effect on the date of the grant of the bonus opportunity by the Committee.

5.	PAYMENT OF BONUS

The payment of a bonus for a given performance period requires that the participant be on the Company’s payroll as of the last day of the performance period. The Committee may make exceptions to this requirement in the case of retirement, total and permanent disability, or death, as determined by the Committee in its sole discretion. Payment shall be made no later than 74 days after the end of the performance period for which the bonus is earned. However, no bonus shall be paid unless the Committee makes a certification in writing as required to satisfy the conditions for exemption under Section 162(m) of the Code.

6.	AMENDMENT AND TERMINATION

The Committee reserves the right to amend or terminate this Bonus Program at any time with respect to future services of covered individuals. Bonus Program amendments may be adopted by the Board of Directors or the Committee as defined in Section 3, and will require stockholder approval only to the extent required to satisfy the conditions for exemption under Section 162(m) of the Code or otherwise.

7.	TAX WITHHOLDING

The Company shall have the right to make all payments or distributions pursuant to the Bonus Program to a participant, net of any applicable federal, state and local taxes required to

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be paid or withheld. The Company shall have the right to withhold from wages or other amounts otherwise payable to such participant such withholding taxes as may be required by law, or to otherwise require the participant to pay such withholding taxes. If the participant shall fail to make such tax payments as are required, the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such participant or to take such other action as may be necessary to satisfy such withholding obligations.

8.	SEVERABILITY

If any provision of the Bonus Program shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Bonus Program or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit provided for under the Bonus Program shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Bonus Program, and if the making of any payment in full or the provision of any other benefit provided for under the Bonus Program in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Bonus Program.

9.	NON-ASSIGNABILITY

Unless the Committee expressly states otherwise, no participant in the Bonus Program may sell, assign, convey, gift, pledge or otherwise hypothecate or alienate any bonus opportunity or amounts determined by the Committee to be payable under the Bonus Program, until such amounts (if any) are actually paid.

10.	NON-EXCLUSIVITY OF PLAN

Neither the adoption of the Bonus Program by the Board of Directors nor the submission of the Bonus Program to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable going forward, including, without limitation, cash or equity-based compensation arrangements, either tied to performance or otherwise, and any such other arrangements as may be either generally applicable or applicable only in specific cases.

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11.	EMPLOYMENT AT WILL

Neither the Bonus Program, selection of a person eligible to be paid bonuses under the Bonus Program nor the payment of any bonus to any participant under the Bonus Program nor any action by the Company or the Committee shall be held or construed to confer upon any person any right to be continued in the employ of the Company. The Company expressly reserves the right to discharge any participant whenever in the sole discretion of the Company its interest may so require.

12.	NO VESTED INTEREST OR RIGHT

At no time before the actual payout of a bonus to any participant under the Bonus Program shall any participant accrue any vested interest or right whatsoever under the Bonus Program, and the Company has no obligation to treat participants identically under the Bonus Program.

13.	GOVERNING LAW

The Bonus Program and any agreements and documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute concerning the Bonus Program shall be presented and determined in such forum as the Committee may specify, including through binding arbitration.

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Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Stockholders:

The Notice of Annual Meeting of Stockholders and Proxy Statement, Annual Report and Annual Report on Form 10-K of Benefitfocus, Inc. are available at www.proxyvote.com.

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M74786-P48331

BENEFITFOCUS, INC.

Proxy for Annual Meeting of Stockholders

June 7, 2014 1:00 PM EDT

This proxy is solicited by the Board of Directors

The undersigned stockholder of Benefitfocus, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 25, 2014. The undersigned stockholder also appoints Mason R. Holland, with full power of substitution and power to act alone, as proxy to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Benefitfocus, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, EDT on June 7, 2014, at the Benefitfocus, Inc. principal executive offices located at 100 Benefitfocus Way, Charleston, South Carolina 29492, and any adjournment or postponement thereof.

Continued and to be signed on reverse side

BENEFITFOCUS, INC.

ATTN: MILTON A. ALPERN

100 BENEFITFOCUS WAY

CHARLESTON, SOUTH CAROLINA 29492

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M74785-P48331                KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BENEFITFOCUS, INC.	For	Withhold	For All	To withhold authority to vote for any individual nominee, mark “For All Except” and write the number of the nominee on the line below.
The Board of Directors recommends you vote FOR the following:	All	All	Except
1. Election of Directors	☐	☐	☐
Nominees:
01) Shawn A. Jenkins 02) Joseph P. DiSabato
The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain

2.     Approval of an amendment to the Benefitfocus.com, Inc. 2012 Stock Plan, as amended, to provide for performance-based awards of restricted stock and restricted stock units that comply with Internal Revenue Code Section 162(m).

					☐	☐	☐
3. Approval of the Benefitfocus, Inc. Management Incentive Bonus Program.					☐	☐	☐

NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date